                                                                 Exhibit 4.22.18


RECORDING REQUESTED BY AND
WHEN RECORDED, RETURN TO:

SARAH M. WARD, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM, LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK  10036

================================================================================

                       INDENTURE OF TRUST, DEED OF TRUST,
                        ASSIGNMENT OF RENTS AND LEASES,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


                          Dated as of October 18, 2001


                                     between


                             SOUTH POINT OL-4, LLC

                                      and

                          STATE STREET BANK AND TRUST
                  COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION,
                      as Indenture Trustee and Account Bank


                   -----------------------------------------

                              SOUTH POINT FACILITY

===============================================================================

                                TABLE OF CONTENTS


                                                                                      Page

SECTION 1.   DEFINITIONS............................................................. 10

SECTION 2.   THE LESSOR NOTES........................................................ 11
     Section 2.1.   Limitation on Lessor Notes....................................... 11
     Section 2.2.   Initial Lessor Notes............................................. 11
     Section 2.3.   Execution and Authentication of Lessor Notes..................... 12
     Section 2.4.   Issuance and Terms of the Initial Lessor Notes................... 12
     Section 2.5.   Payments from Indenture Estate Only; No Personal Liability of the Owner Lessor, the Owner Participant or the Indenture
                    Trustee.......................................................... 13
     Section 2.6.   Method of Payment................................................ 14
     Section 2.7.   Application of Payments.......................................... 15
     Section 2.8.   Registration, Transfer and Exchange of Lessor Notes.............. 16
     Section 2.9.   Mutilated, Destroyed, Lost or Stolen Lessor Notes................ 17
     Section 2.10.  Redemptions; Assumption.......................................... 17
     Section 2.11.  Payment of Expenses on Transfer.................................. 22
     Section 2.12.  Additional Lessor Notes.......................................... 23
     Section 2.13.  Restrictions of Transfer Resulting from Federal Securities
                    Laws; Legend..................................................... 26
     Section 2.14.  Security for and Parity of Lessor Notes.......................... 26
     Section 2.15.  Acceptance of the Indenture Trustee.............................. 26

SECTION 3.   RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM INDENTURE ESTATE... 27
     Section 3.1.   Distribution of Periodic Rent.................................... 27
     Section 3.2.   Payments Following Event of Loss or Other Early Termination...... 29
     Section 3.3.   Payments After Lease Indenture Event of Default.................. 30
     Section 3.4.   Investment of Certain Payments Held by the Indenture Trustee..... 31
     Section 3.5.   Application of Certain Other Payments............................ 31
     Section 3.6.   Other Payments................................................... 32
     Section 3.7.   Excepted Payments................................................ 32
     Section 3.8.   Distributions to the Owner Lessor................................ 33
     Section 3.9.   Payments Under Assigned Documents................................ 33
     Section 3.10.  Disbursement of Amounts Received by the Indenture Trustee........ 33


SECTION 4.   COVENANTS OF OWNER LESSOR; DEFAULTS; REMEDIES OF
             INDENTURE TRUSTEE....................................................... 37
     Section 4.1.   Covenants of Owner Lessor........................................ 37
     Section 4.2.   Lease Indenture Events of Default................................ 38
     Section 4.3.   Remedies of the Indenture Trustee................................ 40
     Section 4.4.   Right to Cure Certain Lease Events of Default.................... 43
     Section 4.5.   Rescission of Acceleration....................................... 46
     Section 4.6.   Return of Indenture Estate, Etc.................................. 47
     Section 4.7.   Power of Sale and Other Remedies................................. 48
     Section 4.8.   Appointment of Receiver.......................................... 50
     Section 4.9.   Remedies Cumulative.............................................. 51
     Section 4.10.  Waiver of Various Rights by the Owner Lessor..................... 51
     Section 4.11.  Discontinuance of Proceedings.................................... 52
     Section 4.12.  No Action Contrary to the Facility Lessee's Rights Under the
                    Facility Lease................................................... 52
     Section 4.13.  Right of the Indenture Trustee to Perform Covenants, Etc......... 53
     Section 4.14.  Further Assurances............................................... 53
     Section 4.15.  Waiver of Past Defaults.......................................... 53

SECTION 5.   DUTIES OF INDENTURE TRUSTEE; CERTAIN RIGHTS AND
             DUTIES OF OWNER LESSOR.................................................. 54
     Section 5.1.   Notice of Action Upon Lease Indenture Event of Default........... 54
     Section 5.2.   Actions Upon Instructions Generally.............................. 54
     Section 5.3.   Action Upon Payment of Lessor Notes or Termination of
                    Facility Lease................................................... 55
     Section 5.4.   Compensation of the Indenture Trustee; Indemnification........... 55
     Section 5.5.   No Duties Except as Specified; No Action Except Under
                    Facility Lease, Indenture or Instructions........................ 55
     Section 5.6.   Certain Rights of the Owner Lessor............................... 56
     Section 5.7.   Restrictions on Dealing with Indenture Estate.................... 59
     Section 5.8.   Filing of Financing Statements and Continuation Statements....... 59

SECTION 6.   INDENTURE TRUSTEE AND OWNER LESSOR...................................... 60
     Section 6.1.   Acceptance of Trusts and Duties.................................. 60
     Section 6.2.   Absence of Certain Duties........................................ 62
     Section 6.3.   Representations and Warranties................................... 63
     Section 6.4.   No Segregation of Moneys; No Interest............................ 63
     Section 6.5.   Reliance; Agents; Advice of Experts.............................. 64



SECTION 7.   SUCCESSOR INDENTURE TRUSTEES AND SEPARATE
             TRUSTEES................................................................ 65
     Section 7.1.   Resignation or Removal of the Indenture Trustee; Appoin-
                    tment of Successor............................................... 65
     Section 7.2.   Appointment of Additional and Separate Trustees.................. 67

SECTION 8.   SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE
             AND OTHER DOCUMENTS..................................................... 69
     Section 8.1.   Supplemental Indenture and Other Amendment With Consent;
                    Conditions and Limitations....................................... 69
     Section 8.2.   Supplemental Indentures and other Amendments Without
                    Consent.......................................................... 70
     Section 8.3.   Conditions to Action by the Indenture Trustee.................... 72

SECTION 9.   MISCELLANEOUS........................................................... 72
     Section 9.1.   Surrender, Defeasance and Release................................ 72
     Section 9.2.   Conveyances Pursuant to the Site Lease........................... 73
     Section 9.3.   Appointment of the Indenture Trustee as Attorney; Further
                    Assurances....................................................... 73
     Section 9.4.   Indenture for Benefit of Certain Persons Only.................... 73
     Section 9.5.   Notices; Furnishing Documents, etc............................... 74
     Section 9.6.   Severability..................................................... 76
     Section 9.7.   Limitation of Liability.......................................... 76
     Section 9.8.   Written Changes Only............................................. 76
     Section 9.9.   Counterparts..................................................... 76
     Section 9.10.  Successors and Permitted Assigns................................. 77
     Section 9.11.  Headings and Table of Contents................................... 77
     Section 9.12.  Governing Law.................................................... 77
     Section 9.13.  Reorganization Proceedings with Respect to the Lessor Estate..... 77
     Section 9.14.  Withholding Taxes: Information Reporting......................... 78
     Section 9.15.  Fixture Financing Statement...................................... 80

EXHIBITS

Exhibit A            Description of Facility Site
Exhibit B            Form of Lessor Note
Exhibit C            Form of Certificate of Authentication
Exhibit D            Description of the Facility

APPENDIX A Definitions

INDENTURE OF TRUST, DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FINANCING STATEMENT

     This INDENTURE OF TRUST, DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FINANCING STATEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Indenture"), dated as of October 18, 2001, between SOUTH POINT OL-4, LLC, a Delaware limited liability company created for the benefit of the Owner Participant referred to below, as trustor (as such term is defined in Arizona Revised Statutes, Section 33-801, et seq.) (the "Owner Lessor"), having an address as set forth in Section 9.5 of this Indenture, STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION as beneficiary and trustee (as such term is defined in Arizona Revised Statutes, Section 33-801, et seq.) on behalf of the Noteholders (the "Indenture Trustee") and as the Account Bank, having an address as set forth in Section 9.5 of this Indenture.

                                  WITNESSETH:

     WHEREAS, Calpine Construction Finance Company ("CCFC") has assigned the Undivided Interest and the Ground Interest to the Owner Lessor pursuant to the certain Assignment Agreement, a memorandum of which shall be recorded with this Indenture in the appropriate registry of land records described in Exhibit A attached hereto;

     WHEREAS, the Owner Lessor has entered into the Facility Lease, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Facility Lease"), with South Point Energy Center, LLC (the "Facility Lessee") pursuant to which the Facility Lessee has subleased from the Owner Lessor for a term of years the Owner Lessor's Undivided Interest in the Facility;

     WHEREAS, the Owner Lessor has entered into the Facility Site Lease, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Facility Site Lease"), with the Facility Lessee pursuant to which the Facility Lessee has subleased the Ground Interest from the Owner Lessor for a term of years;

     WHEREAS, the Facility is more particularly described on Exhibit D hereto and made a part hereof and the Facility Site is more particularly described on Exhibit A hereto and made a part hereof;

     WHEREAS, in accordance with this Indenture, the Owner Lessor will (i) execute and deliver the Lessor Notes, the proceeds of which will be used by the Owner Lessor to finance a portion of the Assumption Price for the Undivided Interest assumed from CCFC and (ii) grant to the Indenture Trustee the security interests herein provided;

     WHEREAS, this Indenture is regarded as and shall constitute a deed of trust under the laws of the State of Arizona, as an absolute and current assignment of rents, leases, income, issues, royalties and profits pursuant to the laws of the State of Arizona including, among other provisions, Arizona Revised Statutes ("A.R.S.") Section(s) ("[sec]") 33-702.B, 33-807(C) and 12-241,
et seq. as a security agreement and grant by the Owner Lessor, as debtor, to and in favor of the Indenture Trustee, as the Secured Party, of a security interest in the Indenture Estate (as such term is hereinafter defined) under the Uniform Commercial Code as enacted and in effect from time to time in the State of Arizona and under the Uniform Commercial Code as enacted and in effect from time to time in the States of New York and Delaware, and as a fixture filing and a financing statement under the laws of the Uniform Commercial Code as enacted and in effect in the State of Arizona from time to time;

     WHEREAS, the Owner Lessor and the Indenture Trustee desire to enter into this Indenture, to, among other things, provide for (a) the issuance by the Owner Lessor of the Lessor Notes to be issued on the Closing Date, and Additional Lessor Notes from time to time, (b) the conveyance and assignment to the Indenture Trustee on the Closing Date of the Undivided Interests conveyed to the Owner Lessor and the Owner Lessor's right, title and interest in and under the Operative Documents executed in connection therewith and all payments and other amounts received hereunder or thereunder in accordance herewith (excluding Excepted Payments) and (c) security for the payment and performance of the obligations described or referred to in this Indenture;

     WHEREAS, all things have been done to make the Lessor Notes, when executed by the Owner Lessor, authenticated and delivered hereunder and issued, the valid obligations of the Owner Lessor; and

     WHEREAS, all things necessary to make this Indenture the valid, binding and legal obligation of the Owner Lessor, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened.

     NOW THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure
(i) the prompt payment when and as due of the principal of and the Make-Whole Amount, if any, and interest on the Lessor Notes and of all other amounts owing with respect to all Lessor Notes from time to time outstanding hereunder, and the prompt payment when and as due of any and all other amounts from time to time owing in respect of the Secured Indebtedness and (ii) the performance and observance by the Owner Lessor for the benefit of the holders of the Lessor Notes and the Indenture Trustee of all other obligations, agreements, and covenants of the Owner Lessor set forth hereinafter and in the Lessor Notes, the Operative Documents and the other documents, certificates and agreements delivered in connection therewith:

                            GRANTING CLAUSE:

     The Owner Lessor hereby irrevocably grants, conveys, assigns, transfers, pledges, bargains, sells and confirms unto the Indenture Trustee as trustee under ARS [sec] 33-801, et seq., in trust, with power of sale, for the benefit of the holders of the Lessor Notes from time to time, a first priority security interest in and deed of trust lien on all estate, right, title and interest of the Owner Lessor in, to and under the following described real and personal property, rights, interests and privileges, whether now held or hereafter acquired and all easements, rights of way, access agreements, leasehold interests, leasehold and other estates, ground leases, hereditaments and other rights now or hereafter existing, covering all or part thereof, or appurtenant or attaching thereto, together with all structures, buildings and other improvements now or hereafter upon, constructed upon or located in whole or in part upon the same; together with all fixtures, machinery, and all articles and items of property now or hereafter attached to, or used or adapted for use in the operation, maintenance or use thereof; together with all rents, issues, royalties, income and profits thereof under present and future leases, occupancy and use agreements (which collectively, including all property hereafter specifically subjected to the security interest created by this Indenture by any supplement hereto, exclusive of Excepted Payments) are included within, and are hereafter referred to as, the "Indenture Estate"):

     (1) the Undivided Interest, the Owner Lessor's interest in any Components; the Owner Lessor's interest in any Improvements; the Ground Interest; the Facility Lease and all payments of any kind by the Facility Lessee thereunder (including Rent); any rights of the Owner Lessor as assignee of the Facility Lessee under the Facility Lease; the Facility Site Lease and all payments of any kind by the Facility Lessee thereunder; the Assignment Agreement (and all rights with respect to the Ground Lease conveyed thereby); the Owner Lessor's interest in all tangible property located on or at or attached to the Facility Site as to which an interest in such tangible property arises under applicable real estate law ("fixtures"); the Calpine Guaranty, the South Point Ground Lease, the Ownership and Operation Agreement and all and any interest in any property now or hereafter granted to the Owner Lessor pursuant to any provision of the Facility Lease; and each other
Operative Document to which the Owner Lessor is a party other than the Tax Indemnity Agreement and the LLC Agreement (the Undivided Interest, the Owner Lessor's interest in any Components, the Owner Lessor's interest in any fixtures, Improvements and the Ground Interest are collectively referred to as the "Property Interest" and the documents specifically referred to above in this paragraph (1) are collectively referred to as the "Assigned Documents"), including, without limitation, (x) all rights of the Owner Lessor to receive any payments or other amounts or, subject to Section 5.6 hereof, to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to make any demand or to take any other action under or in respect of any such document, to accept surrender or redelivery of the Property Interest or any part thereof, as well as all the rights, powers and remedies on the part of the Owner Lessor, whether acting under any such document or by statute or at law or in equity or otherwise, arising out of any Lease Default or Lease Event of Default and (y) any right to restitution from the Facility Lessee, any sublessee or any other person in respect of any determination of invalidity of any such document;

     (2) all rents (including Periodic Rent and Supplemental Rent), royalties, issues, profits, revenues, proceeds, damages, claims, warranties and other income from the property described in this Granting Clause, including, without limitation, all payments or proceeds payable to the Owner Lessor as the result of the sale of the Property Interest or the lease or other disposition of the Property Interest, and all estate, right, title and interest of every nature whatsoever of the Owner Lessor in and to such rents, issues, profits, revenues and other income and every part thereof (the "Revenues");

     (3) any sublease of the Facility and any assignment thereof now or hereafter in effect, including, without limitation, (i) all rents or other amounts or payments of any kind paid or payable by the obligor(s) thereunder or in respect thereof and all collateral security or credit support with respect thereto (whether cash or in the nature of a guarantee, letter of credit, credit insurance, lien on or security interest in property or otherwise) for the obligations of the sublessee thereunder as well as all rights of the Owner Lessor to enforce payment of any such rents, amounts or payments, (ii) all rights of the Owner Lessor to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of any sublease of the Facility and any assignment thereof or to accept surrender or redelivery of the Facility or any part thereof, as well as all the rights, powers and remedies on the part of the Owner Lessor, whether acting under any sublease of the Facility or any assignment thereof or by statute or at law or in equity, or otherwise, arising out of any default under such sublease or any assignment thereof, and (iii) any right to restitution from the Facility Lessee, the applicable sublessee or any guarantor of such sublessee in respect of any determination of invalidity of any sublease of the Facility or any assignment thereof;

     (4) all condemnation proceeds with respect to the Property Interest or any part thereof (to the extent of the Owner Lessor's interest therein), and all proceeds (to the extent of the Owner Lessor's interest therein) of all insurance maintained pursuant to Section 11 of the Facility Lease or otherwise;

     (5) all other property of every kind and description and interests therein now held or hereafter acquired by the Owner Lessor pursuant to the terms of any Assigned Document, wherever located; and

     (6) all of Owner Lessor's right, title and interest conveyed to the Indenture Trustee in and relating to the following :

          (i) The real property that is described in and made subject to this Indenture (the "Real Property") the fee simple owner of which is the United States of America, in trust for the Fort Mojave Indian Tribe ("Owner"), as evidenced by patent of record in Mohave County, Arizona which is on file with the United States Department of Interior, Bureau of Indian Affairs, Albuquerque, New Mexico Regional Office (the "BIA"); and

          (ii) The leasehold estate interest in the Real Property which was created pursuant to the terms and conditions of that certain Amended and Restated Ground Lease Agreement, being BIA Lease No. B-1778-FM, approved as of August 19, 1999, by and between Owner and Calpine South Point, LLC, a Delaware limited liability company, as Lessee, and Fort Mojave Indian Tribe, a federally recognized Indian Tribe, as Lessor, a memorandum of which Ground Lease, as amended, was recorded on October 29, 1999 in Book 3399 of Official Records, page 822, Records of Mohave County, Arizona and filed in the Land Titles and Records Office as document number 604-050-99 and certificate of merger filed in the Land Titles and Records Office as document number 604-056-99 (collectively the "Ground Lease"). The Lessee's interests in and to the Ground Lease have been duly, properly and effectively assigned to the Owner Lessor, pursuant to that certain Assignment Agreement, dated as of the date hereof, which shall have been recorded in the records of Mohave County, Arizona and filed with the BIA; and

     (7)   all proceeds of the foregoing;

     BUT EXCLUDING from such property, rights and privileges all Excepted Payments and SUBJECT TO the rights of the Owner Lessor and the Owner Participant hereunder, including under Sections 4.3(d), 4.4 and 5.6 hereof;

     TO HAVE AND TO HOLD the Indenture Estate and all parts, rights, members and appurtenances thereof, unto the Indenture Trustee and the successors and permitted assigns, for the benefit of the Indenture Trustee and for the benefit and security of the Noteholders from time to time;

     TO HAVE AND TO HOLD to said Indenture Trustee, as Trustee under A.R.S.
Section 33-801, et seq., its successors, heirs or assigns, the Indenture Estate and all of the Owner Lessor's interests therein, including, without limitation, the leasehold interest pursuant to the South Point Ground Lease;

     PROVIDED, HOWEVER, that if the principal of and the Make-Whole Amount, if any, and interest on the Lessor Notes, and all other Secured Indebtedness hereunder shall have been paid and the Owner Lessor shall have performed and complied with all the covenants, agreements, terms and provisions hereof, then this Indenture and the rights hereby granted shall terminate and cease.

     Subject to the terms and conditions hereof, the Owner Lessor does hereby irrevocably constitute and appoint the Indenture Trustee the true and lawful attorney of the Owner Lessor (which appointment is coupled with an interest) with full power (in the name of the Owner Lessor or otherwise) to ask, require, demand and receive any and all moneys and claims for moneys (in each case, including, without limitation, insurance and requisition proceeds to the extent of the Owner Lessor's interest therein but excluding in all cases Excepted Payments) due and to become due under or arising out of the Assigned Documents and all other property which now or hereafter constitutes part of the Indenture Estate and, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings (other than in connection with the enforcement or collection of Excepted Payments) which the Indenture Trustee may deem to be necessary or advisable. Pursuant to the Facility Lease, the Facility Lessee is directed to make all payments of Rent required to be paid or deposited with the Owner Lessor (other than Excepted Payments) and all other amounts which are required to be paid to or deposited with the Owner Lessor pursuant to the Facility Lease (other than Excepted Payments) directly to the Indenture Trustee at such address or addresses as the Indenture Trustee shall specify, for application as provided in this Indenture. Further, the Owner Lessor agrees that promptly on receipt thereof, it will transfer to the Indenture Trustee any and all moneys from time to time received by it constituting part of the Indenture Estate, whether or not expressly referred to in the immediately preceding sentence, for distribution pursuant to this Indenture.

     Concurrently with the delivery of this Indenture, the Owner Lessor is delivering to the Indenture Trustee the chattel paper originally-executed counterpart of the Facility Lease. All property referred to in this Granting Clause, whenever acquired by the Owner Lessor, shall secure all obligations under and with respect to the Lessor Notes at any time outstanding. Any and all properties referred to in this Granting Clause which are hereafter acquired by the Owner Lessor, shall, without further conveyance, assignment or act by the Owner Lessor or the Indenture Trustee thereby become and be subject to the security interest hereby granted as fully and completely as though specifically described herein.

     This Indenture is intended to and does hereby constitute and create a security agreement as required under the Uniform Commercial Codes from time to time enacted and effective under the laws of the States of New York, Delaware and Arizona. Pursuant to such security agreement, Owner Lessor does hereby grant to Indenture Trustee a security interest in all that portion of the Indenture Estate that is now or shall or may be or become personal property and/or fixtures and in or with respect to which a security interest may be granted (collectively the "Personal Property") pursuant to the Uniform Commercial Code as enacted and effective from time to time in all and each of the States of New York, Delaware and Arizona. Such security interest shall be and is a first and prior security interest in all such Personal Property and Indenture Trustee, its successors and assigns, shall have and enjoy all rights, remedies and benefits available to a secured party under the said Uniform Commercial Code as enacted and effective from time to time in the aforementioned States, with respect to the Indenture Estate.

     The Indenture Trustee, for itself and its successors and permitted assigns, hereby agrees that it shall hold the Indenture Estate, in trust for the benefit and security of (i) the holders from time to time of the Lessor Notes from time to time outstanding, without any priority of any one Lessor Note over any other except as herein otherwise expressly provided and (ii) the Indenture Trustee, and for the uses and purposes and subject to the terms and provisions set forth in this Indenture. It is expressly agreed that anything herein contained to the contrary notwithstanding, the

Owner Lessor shall remain liable under the Assigned Documents to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee and the Noteholders shall have no obligation or liability under any Assigned Document by reason of or arising out of the assignment hereunder, nor shall the Indenture Trustee or the Noteholders be required or obligated in any manner, except as herein expressly provided, to perform or fulfill any obligation of the Owner Lessor under or pursuant to any such Assigned Document or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     The Owner Lessor does hereby warrant and represent that it has not assigned, pledged, granted or permitted a lien, mortgage or deed of trust or security interest in, to or under, and hereby covenants that, so long as this Indenture shall remain in effect and the Lien hereof shall not have been released pursuant to Section 9.1 hereof, it will not assign, pledge or grant a lien or security interest in any of its estate, right, title or interest in, to or under, the Indenture Estate to anyone other than the Indenture Trustee for the benefit of the Noteholders. The Owner Lessor hereby further covenants that with respect to its estate, right, title and interest in, to or under the Indenture Estate, it will not, except as provided in this Indenture and except as to Excepted Payments, (i) accept any payment from the Facility Lessee or any sublessee or enter into any agreement amending, modifying or supplementing any of the Assigned Documents, execute any waiver or modification of, or consent under (other than pursuant to Section 4.2 of the South Point Ground Lease or Sections 5.20 or 13.3 of the Participation Agreement (subject to the conditions set forth in Sections 5.20 or 13.3, as applicable, of the Participation Agreement)), the terms of any of the Assigned Documents or revoke or terminate any of the Assigned Documents, (ii) settle or compromise any claim arising under any of the Assigned Documents, or (iii) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Assigned Documents to arbitration thereunder (except with respect to any action pursuant to Section 4.2 of the South Point Ground Lease or Sections 5.20 or 13.3 of the Participation Agreement (subject to the conditions set forth in Sections 5.20 or 13.3, as applicable, of the Participation Agreement)).

     Except as provided herein, the Owner Lessor hereby ratifies and confirms its obligations under the Assigned Documents and does hereby agree that it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of any of the Assigned Documents or of any of the rights created by any such Assigned Document or the assignment (subject to the previous) paragraph hereunder.

     Accordingly, the Owner Lessor, for itself and its successors and permitted assigns, agrees that all Lessor Notes are to be issued and delivered and that all property subject or to become subject hereto is to be held subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Owner Lessor, for itself and its successors and permitted assigns, hereby covenants and agrees with the Indenture Trustee, for the benefit and security of the holders from time to time of the Lessor Notes from time to time outstanding and to protect the security of this Indenture; and the Indenture Trustee agrees to accept the trusts and duties hereinafter set forth, as follows:

     THIS INDENTURE AND CONVEYANCE IS MADE IN TRUST, however, with POWER OF SALE for the benefit of the Indenture Trustee to secure the payment of the Secured Indebtedness.

     This Indenture and conveyance is also made in trust to further secure:

     (a) Payment and performance of the obligations, covenants and agreements contained in the Lessor Notes and other documents and/or instruments referred to, defined or described in the definition of Secured Indebtedness and any and all modifications, extensions or renewals of any such documents or instruments;

     (b) Payment and performance of the obligations, covenants and agreements contained in that certain Participation Agreement, the terms and conditions of which are incorporated herein by this reference; and

     (c) Payment of all other sums becoming due or payable under, and the performance of all other obligations, covenants and agreements contained in (i) the Lessor Notes; (ii) any Additional Lessor Notes; (iii) any and all Assignment Documents and Assumption Documents; and (iv) any other instrument given as security for the Secured Indebtedness or entered into with respect to this Indenture, including without limitation, the Participation Agreement and all other documents and instruments (all the foregoing documents and instruments being collectively referred to herein as the "Collateral Documents").

                                   SECTION 1.
                                  DEFINITIONS

     (a) Unless the context hereof shall otherwise require, capitalized terms used, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement (a copy of which is attached hereto for reference), dated as of the date hereof, among the Facility Lessee, the Owner Lessor the Lessor Manager, the Guarantor, the Indenture Trustee and the Pass Through Trustee (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Participation Agreement"). The general provisions of such Appendix A to the Participation Agreement shall apply to the terms used in this Indenture and specifically defined herein.

     (b)   In addition, the following terms shall have the following meanings.

     "Assumption Documents" has the meaning set forth in Section 2.10(b).

     "Facility" means the 530 MW nameplate capacity gas-fired combined cycle merchant power plant located near Bullhead, Arizona and more fully described in Exhibit D to this Indenture. The Facility does not include the Facility Site.

     "Secured Indebtedness" means principal of and the Make-Whole Amount, if any, and interest on and other amounts due under all Lessor Notes and all other sums payable to the Indenture Trustee or the Noteholders from time to time hereunder and under the Participation Agreement and the other Operative Documents by the Facility Lessee, the Owner Participant and the Owner Lessor, including:

          (i) The indebtedness evidenced by the Lessor Notes, together with interest thereon at the rate provided in each Lessor Note and the Make-Whole Amount thereon and together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced by such Lessor Notes, and principal of such Lessor Notes being due and payable as provided in such Lessor Notes;

          (ii) Any and all other indebtedness now owing or which may hereafter be owing by the Owner Lessor to or for the benefit of the Indenture Trustee under the Operative Documents including indemnities and other Supplemental Rent payable by the Facility Lessee under the Operative Documents, whether evidenced by Additional Lessor Notes issued pursuant to Section 2.12 hereof or otherwise, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, due or to become due, together with interest thereon at the rate provided in each Additional

     Lessor Note and the Make-Whole Amount thereon (if any) and together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced by such Additional Lessor Notes, and principal of such Additional Lessor Notes being due and payable as provided in each such Additional Lessor Note.

          (iii) Any and all additional advances made by the Indenture Trustee to protect or preserve the Indenture Estate or the security interest and other interests created hereby on the Indenture Estate or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of the Owner Lessor's obligations hereunder or for any other purpose provided herein, including advances made pursuant to Section
     4.13 hereof (whether or not the Owner Lessor remains the owner of the Indenture Estate at the time of such advances); and

          (iv) Any and all expenses incident to the collection of the Secured Indebtedness and the foreclosure hereof by action in any court or by exercise of the power of sale herein contained.

     "Undivided Interest" means the Owner Lessor's 25% undivided leasehold interest in the Facility.

                                   SECTION 2.
                                THE LESSOR NOTES

     Section 2.1. Limitation on Lessor Notes. No Lessor Notes may be issued under the provisions of, or become secured by, this Indenture except in accordance with the provisions of this Section 2. The aggregate principal amount of the Lessor Notes which may be authenticated and delivered and outstanding at any one time under this Indenture shall be limited to the principal amount of the Initial Lessor Notes issued on the Closing Date to the Pass Through Trustees plus the aggregate principal amount of Additional Lessor Notes issued pursuant to Section 2.12.

     Section 2.2. Initial Lessor Notes. There are hereby created and established hereunder two series of Lessor Notes consisting of the Series A Lessor Notes and the Series B Lessor Notes, each in substantially the form set forth in Exhibit B to this Indenture and each such series in the aggregate principal amount, having installments payable on the dates and in the amounts and having the final maturity date and interest rate set forth in Schedule I to this Indenture (respectively, the "Series A Lessor Notes" and the "Series B Lessor Notes", collectively, the "Initial Lessor Notes" or, individually, an "Initial Lessor Note".

     Section 2.3.   Execution and Authentication of Lessor Notes. Each Lessor
Note issued hereunder shall be executed and delivered on behalf of the Owner Lessor by one of its authorized signatories, be in fully registered form, be dated the date of original issuance of such Lessor Note and be in denominations of not less than $1,000. Any Lessor Note may be signed by a Person who, at the actual date of the execution of such Lessor Note, is an authorized signatory of the Owner Lessor although at the nominal date of such Lessor Note such Person may not have been an authorized signatory of the Owner Lessor. No Lessor Note shall be secured by or be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears thereon a certificate of authentication in the form contained in Exhibit C (or in the appropriate form provided for in any supplement hereto executed pursuant to Section 2.12 hereof), executed by the Indenture Trustee by the manual signature of one of its authorized officers, and such certificate upon any Lessor Note shall be conclusive evidence that such Lessor Note has been duly authenticated and delivered hereunder. The Indenture Trustee shall authenticate and deliver the Initial Lessor Notes for original issue on the Closing Date in the principal amount specified in Section 2.2, upon a written order of the Owner Lessor signed by the Lessor Manager. The Indenture Trustee shall authenticate and deliver Additional Lessor Notes, upon a written order of the Owner Lessor executed by the Lessor Manager and satisfaction of the conditions specified in Section 2.12. Such order shall specify the principal amount of the Additional Lessor Notes to be authenticated and the date on which the original issue of Additional Lessor Notes is to be authenticated.

     Section 2.4.   Issuance and Terms of the Initial Lessor Notes.

     (a) Issuance of the Lessor Notes at the Closing. On the Closing Date, the Initial Lessor Notes shall be issued to the applicable Pass Through Trustee in the amounts set forth in Schedule I hereto, and shall be dated the Closing Date.

     (b) Principal and Interest. The principal amount of each series of Initial Lessor Notes shall be due and payable in a series of installments having final payment dates set forth in Schedule I hereto. The principal of each Initial Lessor Note shall be due and payable in installments on the dates and in the amounts set forth in Schedule I hereto. Schedule I hereto to the contrary notwithstanding, the last payment made under such Initial Lessor Note shall be equal to the then unpaid balance of the principal of such Lessor Note plus all accrued and unpaid interest on, and any other amounts due under, such Initial Lessor Note. Each Initial Lessor Note shall bear interest on the principal from time to time outstanding from and including the date of issuance thereof (computed on the basis of a 360-day year of twelve 30-day months) until paid in full at the rate set forth in such Initial Lessor Note and Schedule I hereto. Each Initial Lessor Note shall accrue additional interest under the circumstances and at the rate per annum set forth in the third paragraph of each Initial Lessor Note. Interest on each Initial Lessor Note shall be due and payable in arrears semi-annually commencing on May 30, 2002, and on each May 30 and November 30 thereafter until paid in full. If any day on which principal, Make-Whole Amount, if any, or interest on the Initial Lessor Notes are payable is not a Business Day, payment thereof shall be made on the next succeeding Business Day with the same effect as if made on the date on which such payment was due.

     (c) Overdue Payments. Interest (computed on the basis of a 360-day year of twelve 30-day months) on any overdue principal, Make-Whole Amount (if any) and, to the extent permitted by Applicable Law, interest and any other amounts payable shall be paid on demand at the Overdue Rate.

     (d) Indemnity Amounts. The Owner Lessor agrees to pay to the Indenture Trustee for distribution in accordance with Section 3.5 hereof any and all indemnity amounts received by the Owner Lessor which are payable by the Facility Lessee to (i) the Indenture Trustee, (ii) the Pass Through Trusts, or (iii) the Pass Through Trustees.

     Section 2.5. Payments from Indenture Estate Only; No Personal Liability of the Owner Lessor, the Owner Participant or the Indenture Trustee. Except as otherwise specifically provided in this Indenture or the Participation Agreement, all payments in respect of the Lessor Notes or under this Indenture shall be made only from the Indenture Estate, and the Owner Lessor shall have no obligation for the payment thereof except to the extent that there shall be sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3 hereof; and the Owner Participant shall not have any obligation for payments in respect of the Lessor Notes or under this Indenture. The Indenture Trustee and each Noteholder, by its acceptance thereof, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the Indenture Trustee or such Noteholder, as the case may be, as herein provided and that, except as expressly provided in this Indenture, the Participation Agreement or any other Operative Document, none of the Owner Participant, the Owner Lessor, the Trust Company, the Lease Indenture Company, nor the Indenture Trustee, nor any Affiliate of any thereof, shall be personally liable to such Noteholder or the Indenture Trustee for any amounts payable hereunder, under such Lessor Note or for any performance to be rendered under any Assigned Document or for any liability under any Assigned Document. Without prejudice to the foregoing, the Owner Lessor will duly and punctually pay or cause to be paid the principal of, Make-Whole Amount, if any, and interest on all Lessor Notes according to their terms and the terms of this Indenture. Nothing contained in this Section 2.5 limiting the liability of the Owner Lessor shall derogate from the right of the Indenture Trustee and the Noteholders to proceed against the Indenture Estate and the Calpine Guaranty to secure and enforce all payments and obligations due hereunder and under the Assigned Documents and the Lessor Notes.

     (a) In furtherance of the foregoing, to the fullest extent permitted by law, each Noteholder (and each assignee of such Person), by its acceptance thereof, agrees that neither it nor the Indenture Trustee will exercise any statutory right to negate the agreements set forth in this Section 2.5.

     (b) Nothing herein contained shall be interpreted as affecting the representations, warranties or agreements of the Owner Lessor set forth in the Participation Agreement or the LLC Agreement.

     Section 2.6. Method of Payment. The Owner Lessor shall maintain an office or agency where Lessor Notes may be presented for payment (the "Paying Agent"). The Owner Lessor may have one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Owner Lessor initially appoints the Indenture Trustee as Paying Agent in connection with the Lessor Notes.

     (a) The Owner Lessor shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Owner Lessor shall require each Paying Agent (other than the Indenture Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of the Noteholders or the Indenture Trustee all money held by the Paying Agent for the payment of principal of or interest on the Lessor Notes and shall notify the Indenture Trustee of any default by the Owner Lessor in making any such payment.

     (b) The principal of and the Make-Whole Amount, if any, and interest on each Lessor Note shall be paid by the Paying Agent from amounts available in the Indenture Estate on the dates provided in the Lessor Notes by mailing a check for such amount, payable in New York Clearing House funds, to each Noteholder at the last address of each such Noteholder appearing on the Note Register, or by whichever of the following methods shall be specified by notice from a Noteholder to the Indenture Trustee: (i) by crediting the amount to be distributed to such Noteholder to an account maintained by such Noteholder with the Indenture Trustee, (ii) by making such payment to such Noteholder in immediately available funds at the Indenture Trustee Office, or (iii) in the case of the Initial Lessor Notes and in the case of Additional Lessor Notes, if such Noteholder is the Pass Through Trustee, or a bank or other institutional investor, by transferring such amount in immediately available funds for the account of such Noteholder to the banking institution having bank wire transfer facilities as shall be specified by such Noteholder, such transfer to be subject to telephonic confirmation of payment. Any payment made under any of the foregoing methods shall be made free and clear of and without reduction for or on account of all wire and like charges and without any presentment or surrender of such Lessor Note, unless otherwise specified by the terms of the Lessor Note, except that, in the case of the final payment in respect of any Lessor Note, such Lessor Note shall be surrendered to the Indenture Trustee for cancellation after such payment. All payments in respect of the Lessor Notes shall be made (1) as soon as practicable prior to the close of business on the date the amounts to be distributed by the Indenture Trustee are actually received by the Indenture Trustee if such amounts are received by 12:00 noon New York City time, on a Business Day, or (2) on the next succeeding Business Day if received after such time or on any day other than a Business Day. One or more of the foregoing methods of payment may be specified in a Lessor Note. Prior to due presentment for registration of transfer of any Lessor Note, the Owner Lessor and the Indenture Trustee may deem and treat the Person in whose name any Lessor Note is registered on the Note Register as the absolute owner and holder of such Lessor Note for the purpose of receiving payment of all amounts payable with respect to such Lessor Note and for all other purposes, and neither the Owner Lessor nor the Indenture Trustee shall be affected by any notice to the contrary. All payments made on any Lessor Note in accordance with the provisions of this Section 2.6 shall be valid and effective to satisfy and discharge the liability on such Lessor Note to the extent of the sums so paid and (except as provided herein) neither the Indenture Trustee nor the Owner Lessor shall have any liability in respect of such payment.

     Section 2.7. Application of Payments. Each payment on any outstanding Lessor Note shall be applied as required under Arizona law; and thereafter in the following order: first, to the payment of accrued interest (including interest on overdue principal and the Make-Whole Amount, if any, and, to the extent permitted by Applicable Law, overdue interest) on such Lessor Note to the date of such payment, second, to the payment of the principal amount of, and the Make-Whole Amount, if any, on such Lessor Note then due (including any overdue installments of principal) thereunder and third, to the extent permitted by
Section 2.10 of this Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and the Make-Whole Amount, if any, on such Lessor Note. The order of application of payments prescribed by this Section 2.7 shall not be deemed to supersede any provision of Section 3 hereof regarding application of funds.

     Section 2.8. Registration, Transfer and Exchange of Lessor Notes. The Owner Lessor shall maintain an office or agency where Lessor Notes may be presented for registration of transfer or for exchange (the "Registrar"). The Registrar shall keep a register of the Lessor Notes and of their transfer and exchange. The Owner Lessor may have one or more co-registrars. The Owner Lessor initially appoints the Indenture Trustee as Registrar in connection with the Lessor Notes. The Indenture Trustee shall maintain at the Indenture Trustee Office a register in which it will provide for the registration, registration of transfer and exchange of Lessor Notes (such register being referred to herein as the "Note Register"). If any Lessor Note is surrendered at said office for registration of transfer or exchange (accompanied by a written instrument of transfer duly executed by or on behalf of the holder thereof, together with the amount of any applicable transfer taxes), the Owner Lessor will execute and the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, if any, one or more new Lessor Notes (subject to the limitations specified in Sections 2.3 and 2.13 hereof) in any denomination or denominations not prohibited by this Indenture, as requested by the Person surrendering the Lessor Note, dated the same date as the Lessor Note so surrendered and of like tenor and aggregate unpaid principal amount. Any Lessor Note or Lessor Notes issued in a registration of transfer or exchange shall be valid obligations of the Owner Lessor entitled to the same security and benefits to which the Lessor Note or Lessor Notes so transferred or exchanged were entitled, including rights as to interest accrued but unpaid and to accrue so that there will not be any loss or gain of interest on the Lessor Note or Lessor Notes surrendered. Every Lessor Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by the holder thereof or his attorney duly authorized in writing, and the Indenture Trustee may require an opinion of counsel as to compliance of any such transfer with the Securities Act. The Indenture Trustee shall make a notation on each new Lessor Note of the amount of all payments of principal previously made on the old Lessor Note or Lessor Notes with respect to which such new Lessor Note is issued and the date on which such new Lessor Note is issued and the date to which interest on such old Lessor Note or Lessor Notes shall have been paid. The Indenture Trustee shall not be required to register the transfer or exchange of any Lessor Note during the 10 days preceding the due date of any payment on such Lessor Note.

     Each Noteholder, by its acceptance of a Lessor Note, shall be deemed to have consented to, and agreed to be bound by, the terms and conditions hereof, of such Lessor Note (and any instrument of assignment or transfer) and of the other Operative Documents.

     Section 2.9. Mutilated, Destroyed, Lost or Stolen Lessor Notes. Upon receipt by the Owner Lessor and the Indenture Trustee of evidence satisfactory to each of them of the loss, theft, destruction or mutilation of any Lessor Note and, in case of loss, theft or destruction, of indemnity satisfactory to each of them, and upon reimbursement to the Owner Lessor and the Indenture Trustee of all reasonable expenses incidental thereto and payment or reimbursement for any transfer taxes, and upon surrender and cancellation of such Lessor Note, if mutilated, the Owner Lessor will execute and the Indenture Trustee will authenticate and deliver in lieu of such Lessor Note, a new Lessor Note, dated the same date as such Lessor Note and of like tenor and principal amount. Any indemnity provided by the holder of a Lessor Note pursuant to this Section 2.9 must be sufficient in the reasonable judgment of the Owner Lessor and the Indenture Trustee to protect the Owner Lessor, the Indenture Trustee, the Paying Agent, the Registrar and any co-registrar or co-paying agent from any loss which any of them may suffer if a Lessor Note is replaced.

     Section 2.10.   Redemptions; Assumption.
     (a) Except as provided in paragraphs (c) and (d) of this Section 2.10 or as provided in any indenture supplemental hereto, all Lessor Notes outstanding under this Indenture shall be redeemed, in whole but not in part, at a price equal to the principal amount thereof, together with accrued interest thereon, if any, on the earliest to occur on the date of redemption, but without any Make-Whole Amount or other premium:

          (i) if the Facility Lease is terminated pursuant to Section 10 thereof as a result of the occurrence of an Event of Loss (other than a Regulatory Event of Loss or an Event of Loss described in clause (v) or
     (vii) of the definition of "Event of Loss"), on the applicable Termination Date provided in Section 10.2(a) of the Facility Lease;

          (ii) if the Facility Lease is terminated pursuant to Section 10 thereof as a result of a Regulatory Event of Loss, unless the Facility Lessee effects an assumption of the applicable Lessor Notes in accordance with paragraph (b) of this Section 2.10, on the applicable Termination Date provided in Section 10.2(a) of the Facility Lease;

          (iii) if the Facility Lease is terminated pursuant to Section 13.1 thereof, unless the Facility Lessee purchases the Facility and effectuates an assumption of the applicable Lessor Notes in accordance with paragraph
     (b) of this Section 2.10, on the applicable Termination Date provided in
     Section 13.1 of the Facility Lease; and

          (iv)   if the Facility Lease is terminated pursuant to clause (a) of
     Section 14.1 thereof, on the Obsolescence Termination Date.

Any such redemption shall be made in accordance with the applicable provisions of Section 3 hereof.

     (b) Unless a Significant Lease Default or a Lease Event of Default shall have occurred and be continuing after giving effect to such assumption, the obligations and liabilities of the Owner Lessor hereunder and under all of the Lessor Notes may be assumed in whole (but not in part) by the Facility Lessee in the event of the occurrence of (i) a Regulatory Event of Loss, or (ii) a termination by the Facility Lessee pursuant to Section 13.1 or 13.2 of the Facility Lease, where in connection with such termination the Facility Lessee acquires the Undivided Interest pursuant to an assumption agreement (which assumption agreement may be combined with the indenture supplemental to this Indenture hereinafter referred to in this Section 2.10(b), and shall provide for the assumption by the Facility Lessee of the obligations and liabilities of the Owner Lessor and the Owner Participant under the Operative Documents pertaining to the Undivided Interest) which shall make such obligations and liabilities fully recourse to the Facility Lessee and shall otherwise be in form and substance acceptable to the Indenture Trustee and the Owner Lessor. The Facility Lessee will execute and deliver, and the Indenture Trustee will authenticate, to each Noteholder in exchange for such old Lessor Note a new Lessor Note, in a principal amount equal to the outstanding principal amount of such old Lessor Note and otherwise in substantially similar form and tenor to such old Lessor Note but indicating that the Facility Lessee is the issuer thereof. When such assumption agreement becomes effective, the Owner Lessor shall be released and discharged without further act from all obligations and liabilities assumed by the Facility Lessee. All documentation in connection with any such assumption (including an indenture supplemental to this Indenture which shall, among other things, contain provisions appropriately amending references to the Facility Lease in this Indenture and contain covenants by the Facility Lessee similar to those contained in the Facility Lease (other than any covenants which were solely for the benefit of the Owner Participant), changed as appropriate, and amendments or supplements to the other Operative Documents, officers' certificates, opinions of counsel and regulatory approvals) shall be prepared by and at the expense of the Facility Lessee acceptable in form and substance to the

Indenture Trustee.

     As a condition to the effectiveness of the assumption by the Facility Lessee and the release of the Owner Lessor and the Indenture Estate thereby effected:

          (i) the Indenture Trustee shall have received an Opinion of Counsel of the Facility Lessee including, in the case of clause (5) below, a nationally recognized outside counsel selected by the Facility Lessee and reasonably acceptable to the Noteholders (it being acknowledged and agreed that the Facility Lessee's counsel on the Closing Date shall be deemed acceptable), addressed to the Indenture Trustee and the Noteholders, to the effect that (1) the assumption agreement and each other instrument, document or agreement executed and delivered by the Facility Lessee in connection with the assumption contemplated by the assumption agreement (collectively, the "Assumption Documents") have been duly authorized, executed and delivered by the Facility Lessee, (2) each Assumption Document and the assumptions contemplated thereby do not contravene (x) the Organic Documents of the Facility Lessee, (y) any provision of any security issued by the Facility Lessee or of any agreement, instrument or other undertaking to which the Facility Lessee is a party or by which it or any of its property is bound or (z) any Applicable Law, (3) no Governmental
     Approval is necessary or required in connection with any Assumption Document or the assumption contemplated thereby (or, if any such Governmental Approval is necessary or required, that the same has been duly obtained and is final and in full force and effect and any period for the filing of notice of rehearing or application for judicial review of the issuance of such Governmental Approval has expired without any such notice or application having been made), (4) each Assumption Document is a legal, valid and binding obligation of the Facility Lessee, enforceable in accordance with its terms, (5) such assumption agreement and the assumption of the Lessor Notes thereunder shall not cause a Tax Event to occur as to any holder of any Lessor
     Note or any Certificateholder and (6) the lien of this Indenture will continue to be a first priority perfected lien on the Indenture Estate;

          (ii) the Facility Lessee shall have provided the Indenture Trustee with (x) an indemnity against the risk that such assumption of the Lessor Notes will cause a Tax Event to occur as to any holder of any Lessor Note or any Certificateholder or (y) an opinion of counsel to the Facility Lessee, which opinion of counsel shall be reasonably acceptable to the Indenture Trustee, confirming that such assumption shall not cause any adverse tax consequence to any holder of any Lessor Note or any Certificateholder;

          (iii) Moody's and S&P shall have confirmed that such assumption will not result in a downgrading of the rating on the Certificates;

          (iv) the Indenture Trustee shall have received copies of all Governmental Approvals (if any) referred to in the opinion of counsel referred to in clause (i) above; and

          (v) the Indenture Trustee shall have received UCC lien searches, supplemental title reports and such other evidence as may reasonably be required by the Indenture Trustee demonstrating that no impairment exists or will exist of the first-priority perfected lien and secured interest in the Undivided Interest.

     (c) The Owner Lessor may, at its option, redeem any Additional Lessor Notes in whole, or in part, on any date to the extent permitted by, and at the prices set forth in, the supplemental indenture establishing the terms, conditions and designations of such Additional Lessor Notes, together with the accrued interest on such principal amount plus the Make Whole Amount, if any, so redeemed to the date of redemption.

     (d) The Lessor Notes shall be redeemed, in whole but not in part, as provided below, at the redemption price equal to the principal amount thereof, together with accrued and unpaid interest thereon, if any, to the date of redemption plus the Make-Whole Amount, as follows:

          (i) All of the Lessor Notes outstanding under this Indenture shall be redeemed at such redemption price upon an optional refinancing pursuant to Section 11.2 of the Participation Agreement. The Owner Lessor's failure to consummate such redemption as a result of an event described in this clause (i) following delivery of such notice shall not constitute a Lease Indenture Event of Default or any other default under the Operative Documents.

          (ii) All of the Lessor Notes outstanding under this Indenture shall be redeemed at such redemption price on the Termination Date or Obsolescence Termination Date, as applicable, if the Facility Lease is terminated as a result of an event described in Section 13.2 or clause
     (b) of Section 14.1 of the Facility Lease. The Owner Lessor's failure to consummate such redemption as a result of an event described in this clause (ii) following delivery of such notice shall not constitute a Lease Indenture Event of Default or any other default under the Operative Documents.

          (iii) The Lessor Notes shall be redeemed at such redemption price upon termination of the Facility Lease pursuant to Section 10 thereof as a result of the occurrence of an Event of Loss described in clause (v) or
     (vii) of the definition of "Event of Loss".

The Make-Whole Amount, if any, payable with respect to the Lessor Notes will be determined by an investment banking institution of national standing in the United States (the "Investment Banker") selected by the Facility Lessee or, if the Owner Lessor or the Indenture Trustee does not receive notice of such selection at least ten days prior to a scheduled prepayment date or if a Lease Event of Default under the Facility Lease shall have occurred and be continuing, selected by the Owner Lessor.

     (e) If the Owner Lessor elects to redeem Lessor Notes, or Lessor Notes are otherwise required to be redeemed pursuant to this Section 2.10, the Owner Lessor shall notify the Indenture Trustee in writing of the date of redemption, the Section of this Indenture pursuant to which the redemption will occur. The Owner Lessor shall give each notice to the Indenture Trustee provided for in this Section 2.10 at least 30 days before the date of redemption unless the Indenture Trustee consents in writing to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an opinion of counsel from the Facility Lessee to the effect that such redemption will comply with the conditions herein.

     (f) At least 20 days but not more than 60 days before a date of redemption, the Indenture Trustee shall deliver notification of such redemption by first-class mail to each Noteholder to be redeemed at such Noteholder's registered address; provided, that no notice shall be required so long as the Pass Through Trustee and the Indenture Trustee are the same entity. Each such notice shall state:

          (i)   the date of redemption;

          (ii)   the redemption price;

          (iii)   the name and address of the Paying Agent;

          (iv) that Lessor Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (v) that, unless the Owner Lessor defaults in making such redemp-tion payment, interest on Lessor Notes called for redemption ceases to accrue on and after the redemption date; and

          (vi) the paragraph of this Indenture pursuant to which the Lessor Notes called for redemption are being redeemed.

     (h) With respect to any notice of redemption of the Lessor Notes such notice shall state that such redemption shall be conditional upon the receipt by the Indenture Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and Make-Whole Amount, if any, and interest on such Notes and that, if such money shall not have been so received, such notice shall be of no force or effect and the Owner Lessor shall not be required to redeem such Lessor Notes. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and, within a reasonable time thereafter, notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

     (i) Upon surrender to the Paying Agent, such Lessor Notes shall be paid at the redemption price stated in the notice, plus accrued interest to the date of redemption. Failure to give notice or any defect in the notice to any Noteholder shall not affect the validity of the notice to any other Noteholder.

     Section 2.11. Payment of Expenses on Transfer. Upon the issuance of a new Lessor Note or Lessor Notes pursuant to Section 2.8 or 2.9 hereof, the Owner Lessor or the Indenture Trustee may require from the party requesting such new Lessor Note or Lessor Notes payment of a sum to reimburse the Owner Lessor and the Indenture Trustee for, or to provide funds for, the payment on an After-Tax Basis to the Owner Lessor, the Indenture Trustee and the Owner Participant of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or governmental charge paid or payable by the Owner Lessor or the Indenture Trustee.

     Section 2.12.   Additional Lessor Notes.

     (a) Additional Lessor Notes (each, an "Additional Lessor Note") of the Owner Lessor may be issued under and secured by this Indenture, at any time or from time to time, in addition to the Initial Lessor Notes and subject to the conditions hereinafter provided in this Section 2.12, for cash in the amount equal to the original principal amount of such Additional Lessor Notes, for the purpose of (i) providing funds in connection with Supplemental Financing pursuant to Section 11.1 of the Participation Agreement for the payment of all or any portion of Modifications to the Facility pursuant to Section 8 of the Facility Lease, or (ii) redeeming any previously issued Lessor Notes pursuant to an optional refinancing pursuant to Section 11.2 of the Participation Agreement and providing funds for the payment of all reasonable costs and expenses in connection therewith.

     (b) Before any Additional Lessor Notes shall be issued under the provisions of this Section 2.12, the Owner Lessor shall have delivered to the Indenture Trustee, not less than fifteen (15) (unless a shorter period shall be satisfactory to the Indenture Trustee) days nor more than thirty (30) days prior to the proposed date of issuance of any Additional Lessor Notes, a request and authorization to issue such Additional Lessor Notes, which request and authorization shall include the amount of such Additional Lessor Notes, the proposed date of issuance thereof and (except in connection with a refinancing of all of the Lessor Notes pursuant to Section 11.2 of the Participation Agreement) a certification that terms thereof are not inconsistent with this Indenture. Additional Lessor Notes shall have a designation so as to distinguish such Additional Lessor Notes from the Initial Lessor Notes theretofore issued, but otherwise shall rank pari passu with any Lessor Notes then outstanding, be entitled to the same benefits and security of this Indenture as the other Lessor Notes issued pursuant to the terms hereof, be dated the date of original issuance of such Additional Lessor Notes, bear interest at such rates as shall be agreed between the Facility Lessee and the Owner Lessor and indicated in the aforementioned request and authorization, and shall be stated to be payable by their terms not later than the final maturity date of the Initial Lessor Notes issued on the closing date. The Additional Lessor Notes shall not be subject to
(i) purchase except as provided in Section 4.4(e) hereof or (ii) redemption or assumption except as provided in Section 2.10 hereof.

     (c) The terms, conditions and designations of such Additional Lessor Notes (which shall be consistent with this Indenture), except in the case of a refinancing of all of the Lessor Notes pursuant to Section 11.2 of the Participation Agreement) shall be set forth in an indenture supplemental to this Indenture executed by the Owner Lessor and the Indenture Trustee. Such Additional Lessor Notes shall be executed as provided in Section 2.3 hereof and deposited with the Indenture Trustee for authentication, but before such Additional Lessor Notes shall be authenticated and delivered by the Indenture Trustee there shall be filed with the Indenture Trustee the following, all of which shall be dated as of the date of the supplemental indenture:

          (i) a copy of such supplemental indenture (which shall include the form of such Additional Lessor Notes and the certificate of authentication in respect thereof);

          (ii) an Officer's Certificate from the Facility Lessee (1) stating that no Significant Lease Default or Lease Event of Default has occurred and is continuing under the Facility Lease, (2) stating that the conditions in respect of the issuance of such Additional Lessor Notes contained in this Section 2.12 have been satisfied, (3) specifying the amount of the costs and expenses relating to the issuance and sale of such Additional Lessor Notes, (4) stating that payments pursuant to the Facility Lease and all supplements thereto of Periodic Rent and Termination Value, together with all other amounts payable pursuant to the terms of the Facility Lease, are calculated to be sufficient to pay when due all of the principal of and interest on the outstanding Lessor Notes, after taking into account the issuance of such Additional Lessor Notes and any related redemption of Lessor Notes theretofore outstanding and (5) all conditions to the Supplemental Financing or refinancing contained in Section 11.1 or ll.2 of the Participation Agreement or in any other provision of the Operative Documents have been satisfied;

          (iii) with respect to any Supplemental Financing, an Officer's Certificate from the Owner Lessor and an Officer's Certificate from the Lessor Manager stating that no Indenture Default under clauses (b) through (f) of Section 4.2 hereof or Lease Indenture Event of Default as to the Owner Lessor or the Lessor Manager, as the case may be, has occurred and is continuing;

          (iv) such additional documents, certificates and opinions as shall be reasonably required by the Indenture Trustee, and as shall be reasonably acceptable to the Indenture Trustee;

          (v) a request and authorization to the Indenture Trustee by the Owner Lessor to authenticate and deliver such Additional Lessor Notes to or upon the order of the Person or Persons noted in such request at the address set forth therein, and in such principal amounts as are stated therein, upon payment to the Indenture Trustee, but for the account of the Owner Lessor, of the sum or sums specified in such request and authorization;

          (vi) the consent of the Facility Lessee to such request and authorization; and

          (vii) an opinion of counsel to the Owner Lessor who shall be reasonably satisfactory to the Indenture Trustee, as to the authorization, validity and enforceability of the Additional Lessor Notes and that all conditions hereunder to the authentication and delivery of such Additional Lessor Notes have been complied with.

     (d)   When the documents referred to in the foregoing clauses (i) through
(vii) above shall have been filed with the Indenture Trustee and when the Additional Lessor Notes described in the above mentioned request and authorization shall have been executed and authenticated as required by this Indenture and the related supplemental indenture, the Indenture Trustee shall deliver such Additional Lessor Notes in the manner described in clause (v) above, but only upon payment to the Indenture Trustee of the sum or sums specified in such request and authorization.

     (e) This Indenture is an open-end deed of trust and mortgage which secures existing indebtedness, "future advances", "protective advances," "authorized advances"and "contingent obligations" as such terms are under or referred to under applicable Arizona law. The maximum principal indebtedness secured by this Indenture, including future advances and contingent obligations but excluding protective advances, shall not at any time exceed the total amount of Two Hundred Twenty Million Five Hundred Thousand Dollars ($220,500,000); provided, however, that nothing herein contained shall limit the amount secured by this Indenture if the Secured Indebtedness is increased by protective advances; and provided, further, such limitation as to such future advances and contingent obligations shall only pertain to the record priority of the amount thereof secured hereby pursuant to applicable law and does not otherwise limit the amount of total indebtedness of Owner Lessor secured hereby or limit the liability of Owner Lessor to Indenture Trustee for such total indebtedness, including future advances and contingent obligations. The future advances secured hereby shall be made to or for the account of Owner Lessor and may be made under the Additional Lessor Notes, or pursuant to promissory notes or other instruments evidencing such future advances which may be hereafter executed and delivered by Owner Lessor to Indenture Trustee. In the event that any notice is recorded or is received by Indenture Trustee, any commitment, agreement, or obligation to make future advances to or for the benefit of Owner Lessor shall immediately terminate.

     Section 2.13.   Restrictions of Transfer Resulting from Federal
Securities Laws; Legend. Each Lessor Note shall be delivered to the initial Noteholder thereof without registration of such Lessor Note under the Securities Act and without qualification of this Indenture under the Trust Indenture Act of 1939, as amended. Prior to any transfer of any such Lessor Note, in whole or in part, to any Person, the Noteholder thereof shall furnish to the Facility Lessee, the Indenture Trustee and the

Owner Lessor an opinion of counsel, which opinion and which counsel shall be reasonably satisfactory to the Indenture Trustee, the Owner Lessor and the Facility Lessee, to the effect that such transfer will not violate the registration provisions of the Securities Act or require qualification of this Indenture under the Trust Indenture Act of 1939, as amended, and all Lessor Notes issued hereunder shall be endorsed with a legend which shall read substantially as follows:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT.

     Section 2.14. Security for and Parity of Lessor Notes. All Lessor Notes issued and outstanding hereunder shall rank on a parity with each other and shall as to each other be secured equally and ratably by this Indenture, without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance or otherwise.

     Section 2.15. Acceptance of the Indenture Trustee. Each Noteholder, by its acceptance of a Lessor Note, shall be deemed to have consented to the appointment of the Indenture Trustee.

                               SECTION 3.
                  RECEIPT, DISTRIBUTION AND APPLICATION
                     OF INCOME FROM INDENTURE ESTATE

     Section 3.1.   Distribution of Periodic Rent.

     (a) Periodic Rent Distribution. Except as otherwise provided in Section 3.1(c), 3.2, 3.3 or 3.7 of this Indenture, each installment of Periodic Rent and any payment of Supplemental Rent constituting interest on overdue installments of Periodic Rent received by the Indenture Trustee shall be distributed by the Indenture Trustee in the following order of priority:

     First, so much of such amounts as shall be required to pay in full the aggregate principal and accrued interest (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, on overdue interest) then due and payable under the Lessor Notes shall be distributed to the Noteholders ratably, without priority of any Noteholder over any other Noteholder, in the proportion that the amount of such payment then due and payable under each such Lessor Note bears to the aggregate amount of the payments then due and payable under all such Lessor Notes; and

     Second, the balance, if any, of such amounts remaining shall be distributed to the Owner Lessor for distribution by it in accordance with the terms of the LLC Agreement.

     (b)   Application of Other Amounts Held by the Indenture Trustee upon
Rent Default. If, as a result of any failure by the Facility Lessee to pay Periodic Rent in full on any date when an installment of Periodic Rent is due, there shall not have been distributed on any date (or within any applicable period of grace) pursuant to Section 3.1(a) hereof the full amount then distributable pursuant to clause "First" of Section 3.1(a) of this Indenture, the Indenture Trustee shall distribute other payments of the character referred to in Sections 3.5 and 3.6 hereof then held by it, or thereafter received by it, to all Noteholders to the extent necessary to enable it to make all the distributions then due pursuant to such clause "First." To the extent the Indenture Trustee thereafter receives the deficiency in Periodic Rent, the amount so received shall, unless a Significant Lease Default or Lease Indenture Event of Default shall have occurred and be continuing, be applied to restore the amounts held by the Indenture Trustee under Section 3.5 or 3.6 hereof and distributed pursuant to this Section 3.1(b), as the case may be. The portion of each such payment made to the Indenture Trustee which is to be distributed by the Indenture Trustee in payment of Lessor Notes shall be applied in accordance with Section 2.7 hereof. Any payment received by the Indenture Trustee pursuant to Section 4.3 hereof as a result of payment by the Owner Lessor of principal or interest or both (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, on overdue interest) then due on all Lessor Notes shall be distributed to the Noteholders, ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due and unpaid on all Lessor Notes held by each such Noteholder bears to the aggregate amount of the payments then due and unpaid on all Lessor Notes outstanding; and the Owner Lessor shall (to the extent of such payment made by it) be subrogated to the rights of the Noteholders under this Section 3.1 to receive the payment of Periodic Rent or Supplemental Rent with respect to which its payment under Sections 4.3(a) and (b) hereof relates, and the payment of interest on account of such Periodic Rent or Supplemental Rent being overdue, to the extent provided in and subject to the provisions of Section 4.3(a) and (b) hereof.

     (c) Retention of Amounts by the Indenture Trustee. If at the time of receipt by the Indenture Trustee of an installment of Periodic Rent (whether or not then overdue) or of payment of interest on any overdue installment of Periodic Rent, there shall have occurred and be continuing a Lease Indenture Event of Default, the Indenture Trustee shall retain such installment of Periodic Rent or payment of interest (to the extent not then required to be distributed pursuant to clause "First" of Section 3.1(a)) as part of the Indenture Estate and shall not distribute any such payment of Periodic Rent or interest pursuant to clause "Second" of Section 3.1(a) until such time as such Lease Indenture Event of Default shall be cured or waived or until such time as the Indenture Trustee shall have received written instructions from a Majority in Interest of Noteholders to make such a distribution; provided that such amounts must be returned to the Owner Lessor within six (6) months from the receipt thereof by the Indenture Trustee unless (i) the Indenture Trustee has declared the unpaid principal of all Lessor Notes due and payable (or such amounts shall have automatically become due and payable), pursuant to Section 4.2(a) and the Indenture Trustee is diligently pursuing any dispossessary remedies available under Section 4.3 hereof (unless such remedies are stayed or prevented by operation of law) or (ii) any other Lease Indenture Event of Default shall have occurred during the intervening period and be continuing, in which case, such six-month period will be restarted from the date such other Lease Indenture Event of Default shall have occurred. Upon the cure or waiver of such Lease Indenture Event of Default, withheld Periodic Rent shall, subject to clause
(ii) of the immediately preceding sentence, be distributed to the Owner Lessor (to the extent that all payments to be distributed pursuant to clause "First" of Section 3.1(a) have been made), and no further withholding of Periodic Rent on account of such Lease Indenture Event of Default shall be effected.

     Section 3.2.   Payments Following Event of Loss or Other Early
Termination. Any payment received by the Indenture Trustee as a result of (x) an Event of Loss (other than a Regulatory Event of Loss in respect of which the Facility Lessee shall, pursuant to Section 2.10(b) hereof, assume the obligations and liabilities of the Owner Lessor hereunder, in which event only clauses "First" and "Fourth" below shall be applicable), (y) early termination of the Facility Lease pursuant to Section 13 thereof (other than a termination in respect of which the Facility Lessee shall, pursuant to Section 2.10(b) hereof assume the obligations and liabilities of the Owner Lessor hereunder, in which event only clauses "First" and "Fourth" below shall be applicable), or
(z) any early termination of the Facility Lease, in whole or in part, pursuant to Section 14 thereof, shall be distributed on the applicable date of redemption to the extent of available funds, in the following order of priority:

     First, so much of such payments and amounts as shall be required to reimburse the Indenture Trustee for any unpaid fees for its services under this Indenture and any cost, fee and expense (including any legal fees and disbursements) or loss incurred by it (to the extent incurred in connection with its duties as the

     Indenture Trustee and to the extent reimbursable and not previously reimbursed) shall be distributed to the Indenture Trustee for application to itself;

     Second, so much of such payments or amounts as shall be required to pay in full the applicable redemption price (as described in Section 2.10(a) or 2.10(d) hereof or any supplemental indenture hereto) (including, interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) upon all of the Lessor Notes which shall be distributed to the holders of such Lessor Notes, in each case ratably, without priority of any Noteholder over any other, in the proportion that the aggregate unpaid principal amount of all such Lessor Notes held by each such holder, plus the Make-Whole Amount, if any, and accrued but unpaid interest thereon to the scheduled date of distribution to the Noteholders bears to the aggregate unpaid principal amount of all such Lessor Notes held by all such holders, together with the Make-Whole Amount, if any, plus accrued but unpaid interest thereon to the date of scheduled distribution to the Noteholders;

     Third, so much of such payments and amounts as shall be required to pay the then existing or prior Noteholders all other amounts then payable and unpaid to them as holders of the Lessor Notes which this Indenture by its terms secures shall be distributed to such existing or prior holders of Lessor Notes, ratably to each such holder, without priority of any such holder over any other, in the proportion that the amount of such payments or amounts to which each such holder is so entitled bears to the aggregate amount of such payments and amounts to which all such holders are so entitled; and

     Fourth, the balance, if any, of such payment remaining shall be distributed to the Owner Lessor for distribution in accordance with the LLC Agreement.

     Section 3.3. Payments After Lease Indenture Event of Default. All payments received and all amounts held or realized by the Indenture Trustee after a Lease Indenture Event of Default shall have occurred and be continuing (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Section 17 of the Facility Lease or from the application of Section 4.3 hereof) and after either (a) the Indenture Trustee has declared the Facility Lease to be in default pursuant to Section 17 thereof or (b) the entire principal amount of Lessor Notes shall have been declared or shall automatically have become due and payable, together with all payments or amounts then held or thereafter received by the Indenture Trustee hereunder, shall, so long as such declaration shall not have been rescinded, be distributed forthwith by the Indenture Trustee in the following order of priority:

     First, so much of such payments and amounts as shall be required to reimburse the Indenture Trustee for any unpaid fees for its services under this Indenture and any cost, fee and expense (including any legal fees and disbursements) or loss incurred by it (to the extent incurred in connection with its duties as the Indenture Trustee and to the extent reimbursable and not previously reimbursed) shall be distributed to the Indenture Trustee for application to itself;

     Second, so much of such payments or amounts as shall be required to pay the aggregate unpaid principal amount of all Lessor Notes then outstanding and all accrued but unpaid interest on such Lessor Notes to the date of such distribution (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) shall be distributed to the holders of such Lessor Notes, in each case ratably, without priority of any Noteholder over any other, in the proportion that the aggregate unpaid principal amount of all such Lessor Notes held by each such holder and accrued but unpaid interest thereon to the scheduled date of distribution to the Noteholders bears to the aggregate unpaid principal amount of all such Lessor Notes held by all such holders and accrued but unpaid interest thereon to the date of scheduled distribution to the Noteholders;

     Third, so much of such payments and amounts as shall be required to pay the then existing or prior Noteholders all other amounts then payable and unpaid to them as holders of the Lessor Notes which this Indenture by its terms secures, including the Make-Whole Amount, if any, required to be paid pursuant to Section 2.10(d) hereof, in respect of such Lessor Notes required to be paid pursuant to Section 4.3(a) hereof, shall be distributed to such existing or prior holders of Lessor Notes, ratably to each such holder, without priority of any such holder over any other, in the proportion that the amount of such payments or amounts to which each such holder is so entitled bears to the aggregate amount of such payments and amounts to which all such holders are so entitled; and

     Fourth, the balance, if any, of such payments and amounts remaining shall be distributed to the Owner Lessor for distribution by it in accordance with the terms of the LLC Agreement.

     Section 3.4. Investment of Certain Payments Held by the Indenture Trustee. Upon the written direction and at the risk and expense of the Owner Lessor, the

Indenture Trustee shall invest and reinvest any moneys held by the Indenture Trustee pursuant to Section 3.1(c), 3.5 or 3.6 hereof in such Permitted Investments as may be specified in such direction. The proceeds received upon the sale or at maturity of any Permitted Investment and any interest received on such Permitted Investment and any payment in respect of a deficiency contemplated by the following sentence shall be held as part of the Indenture Estate and applied by the Indenture Trustee in the same manner as the moneys used to buy such Permitted Investment, and any Permitted Investment may be sold (without regard to maturity date) by the Indenture Trustee whenever necessary to make any payment or distribution required by this Section 3. If the proceeds received upon the sale or at maturity of any Permitted Investment (including interest received on such Permitted Investment) shall be less than the cost thereof (including accrued interest), the Owner Lessor will pay or cause to be paid to the Indenture Trustee an amount equal to such deficiency.

     Section 3.5. Application of Certain Other Payments. Except as otherwise provided in Section 3.1(b) or 3.1(c) hereof, any payment received by the Indenture Trustee for which provision as to the application thereof is made in an Operative Document, but not elsewhere in this Indenture (including payments received by the Indenture Trustee under the Calpine Guaranty), shall, unless a Lease Indenture Event of Default shall have occurred and be continuing, be applied forthwith to the purpose for which such payment was made in accordance with the terms of such Operative Document. If at the time of the receipt by the Indenture Trustee of any payment referred to in the preceding sentence there shall have occurred and be continuing a Lease Indenture Event of Default, the Indenture Trustee shall hold such payment as part of the Indenture Estate, but the Indenture Trustee shall, except as otherwise provided in Section 3.1(b) or 3.1(c) hereof, cease to hold such payment and shall apply such payment to the purpose for which it was made in accordance with the terms of such Operative Document if and whenever there is no longer continuing any Lease Indenture Event of Default; provided, however, that any such payment received by the Indenture Trustee which is payable to the Facility Lessee shall not be held by the Indenture Trustee unless a Significant Lease Default or Lease Event of Default shall have occurred and be continuing.

     Section 3.6. Other Payments. Except as otherwise provided in Section 3.5 hereof:

     (a) any payment received by the Indenture Trustee for which no provision as to the application thereof is made in the Participation Agreement, the Facility Lease or elsewhere in this Section 3; and

     (b) all payments received and amounts realized by the Indenture Trustee with respect to the Indenture Estate (including all amounts realized after the termination of the Facility Lease), to the extent received or realized at any time after payment in full of the principal of and, Make-Whole Amount, if any, and interest on all Lessor Notes then outstanding and all other amounts due the Indenture Trustee or the Noteholders, as well as any other amounts remaining as part of the Indenture Estate after such payment in full of the principal of, Make-Whole Amount, if any, and interest on all Lessor Notes outstanding;

     shall be distributed forthwith by the Indenture Trustee in the order of priority set forth in Section 3.3 hereof, omitting clause "Third" thereof.

     Section 3.7. Excepted Payments. Notwithstanding any other provision of this Indenture including this Section 3 or any provision of any of the Operative Documents to the contrary, any Excepted Payments received or held by the Indenture Trustee at any time shall promptly be paid or distributed by the Indenture Trustee to the Person or Persons entitled thereto.

     Section 3.8. Distributions to the Owner Lessor. Unless otherwise directed in writing by the Owner Lessor, all amounts from time to time distributable by the Indenture Trustee to the Owner Lessor in accordance with the provisions hereof shall be paid by the Indenture Trustee in immediately available funds to the Owner Participant's Account. Any amounts payable to the Trust Company in its individual capacity shall be paid to the Trust Company.

     Section 3.9. Payments Under Assigned Documents. Notwithstanding anything to the contrary contained in this Indenture, until the discharge and satisfaction of the Lien of this Indenture, all payments due or to become due under any Assigned Document to the Owner Lessor (except so much of such payments as constitute Excepted Payments) shall be made directly to the Indenture Trustee's Account and the Owner Lessor shall give all notices as shall be required under the Assigned Documents to direct payment of all such amounts to the Indenture Trustee hereunder. The Owner Lessor agrees that if it should receive any such payments directed to be made to the Indenture Trustee or any proceeds for or with respect to the Indenture Estate or as the result of the sale or other disposition thereof or otherwise constituting a part of the Indenture Estate to which the Owner Lessor is not entitled hereunder, it will promptly forward such payments to the Indenture Trustee or in accordance with the Indenture Trustee's instructions. The Indenture Trustee agrees to apply payments from time to time received by it (from the Facility Lessee, the Owner Lessor or otherwise) with respect to the Facility Lease, any other Assigned Document or the Facility in the manner provided in Section 2.7 hereof, and this
Section 3.

     Section 3.10. Disbursement of Amounts Received by the Indenture Trustee. Subject to the last sentence of this Section 3.10 and Section 3.2, amounts to be distributed by the Indenture Trustee pursuant to this Section 3 shall be distributed on the date such amounts are actually received by the Indenture Trustee. Notwithstanding anything to the contrary contained in this Section 3, in the event the Indenture Trustee shall be required or directed to make a payment under this Section 3 on the same date on which such payment is received, any amounts received by the Indenture Trustee after 12:00 noon, New York City time, or on a day other than a Business Day, may be distributed on the next succeeding Business Day.

     Section 3.11 Establishment of the Indenture Trustee's Account; and Lien and Security Interest; Etc.

     (a) The Account Bank hereby confirms that it has established a securities account entitled the "Indenture Trustee's Account" (the "Indenture Trustee's Account"), which Indenture Trustee's Account shall be maintained by the Account Bank until the date this Indenture is terminated pursuant to Section
7.1 hereof. The account number of the Indenture Trustee's Account established hereunder is specified in Schedule II hereto. The Indenture Trustee's Account shall not be evidenced by passbooks or similar writings. This Indenture governs and shall be the only agreement governing the Indenture Trustee's Account.

     (b) All amounts from time to time held in the Indenture Trustee's Account shall be maintained (i) in the name of the Owner Lessor subject to the lien and security interest of the Indenture Trustee for the benefit of the Indenture Trustee and each of the Noteholders as set forth herein and (ii) in the custody of the Account Bank for and on behalf of the Indenture Trustee for the benefit of the Indenture Trustee and each of the Noteholders for the purposes and on the terms set forth in this Indenture. All such amounts shall constitute a part of the Indenture Trustee Account Collateral and shall not constitute payment of any Indebtedness or any other obligation of the Owner Lessor until applied as hereinafter provided.

     (c) As collateral security for the prompt payment in full when due of the Lessor Secured Obligations owed to the Indenture Trustee and each Noteholder, the Owner Lessor hereby pledges, assigns, hypothecates and transfers to the Indenture Trustee for the benefit of the Indenture Trustee and each of the Noteholders, and hereby grants to the Indenture Trustee for the benefit of the Indenture Trustee and each of the Noteholders, a lien on and security interest in and to, (i) the Indenture

Trustee's Account and any successor account thereto and (ii) all cash, investments, investment property, securities or other property at any time on deposit in or credited to the Indenture Trustee's Account, including all income or gain earned thereon and any proceeds thereof (the "Indenture Trustee Account Collateral").

     Section 3.12   The Account Bank; Limited Rights of the Owner Lessor

     (a)   The Account Bank.

          (i) Establishment of Securities Account. The Account Bank hereby agrees and confirms that (A) the Account Bank has established the Indenture Trustee's Account as set forth in Section 3.11, (B) the Indenture Trustee's Account is and will be maintained as a "securities account" (within the meaning of Section 8-501(a) of the UCC), (C) the Owner Lessor is the "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the "financial assets" (within the meaning of
     Section 8-102(a)(9) of the UCC) credited to the Indenture Trustee's Account, (D) all property delivered to the Account Bank pursuant to this Indenture or any other Operative Document will be held by the Account Bank and promptly credited to the Indenture Trustee's Account by an appropriate entry in its records in accordance with this Indenture, (E) all "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) in registered form or payable to or to the order of and credited to the Indenture Trustee's Account shall be registered in the name of, payable to or to the order of, or indorsed to, the Account Bank or in blank, or credited to another securities account maintained in the name of the Account Bank, and in no case will any financial asset credited to the Indenture Trustee's Account be registered in the name of, payable to or to the order of, or indorsed to, the Owner Lessor except to the extent the foregoing have been subsequently indorsed by the Owner Lessor to the Account Bank or in blank, (F) the Account Bank shall not change the name or account number of the Indenture Trustee's Account without the prior written consent of the Indenture Trustee, (G) the Account Bank is acting and shall at all times act as and perform all of the duties of the "securities intermediary," within the meaning of Article 8 of the UCC, with respect to the Indenture Trustee's Account and the financial assets credited thereto and (H) the Account Bank shall not enter into any other agreement governing, or with respect to, the Indenture Trustee's
     Account without the prior written consent of the Indenture Trustee.

          (ii) Financial Assets Election. The Account Bank agrees that each item of property (including any security, instrument or obligation, share, participation, interest, cash or cash equivalent or other property whatsoever) credited to the Indenture Trustee's Account shall be treated as a "financial asset" within the meaning of Section 8-l02(a)(9) of the UCC.

          (iii) Entitlement Orders. Notwithstanding anything in this Indenture to the contrary, if at any time the Account Bank shall receive any "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) or any other order from the Indenture Trustee directing the transfer or redemption of any financial asset relating to the Indenture Trustee's Account or with respect to any "security entitlements" (within the meaning of Section 8-102(a)(17) of the UCC) carried or to be carried in the Indenture Trustee's Account, the Account Bank shall comply with such entitlement order or other order without further consent by the Owner Lessor or any other Person. The parties hereto hereby agree that the Indenture Trustee shall have "control" (within the meaning of Section 8-106(d) of the UCC) of (A) the Indenture Trustee's Account, (B) all security entitlements carried or to be carried in the Indenture Trustee's Account and (C) the Owner Lessor's security entitlements with respect to the financial assets credited to the Indenture Trustee's Account and the Owner Lessor hereby disclaims any entitlement to claim "control" of such "security entitlements". Unless a Lease Indenture Event of Default shall have occurred and is continuing, the Indenture Trustee shall not deliver any entitlement order directing the transfer or redemption of any financial asset relating to the Indenture Trustee's Account.

          (iv) Subordination of Lien; Waiver of Set-Off. In the event that the Account Bank has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in the Indenture Trustee's Account or any security entitlement credited thereto, the Account Bank agrees that such lien or security interest shall be subordinate to the lien and security interest of the Indenture Trustee for the benefit of the Indenture Trustee and each Noteholder. The financial assets standing to the credit of the Indenture Trustee's Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Indenture Trustee for the benefit of the Indenture Trustee and each Noteholder (except for the face amount of any checks which have been credited to the Indenture Trustee's Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          (v)   No Other Agreements. The Account Bank and the Owner

     Lessor have not entered into any agreement governing or with respect to the Indenture Trustee's Account or any financial assets credited to the Indenture Trustee's Account other than this Indenture. The Account Bank has not entered into any agreement with the Owner Lessor or any other Person purporting to limit or condition the obligation of the Account Bank to comply with entitlement orders originated by the Indenture Trustee in accordance with Section 3.12(a)(iii) hereof. In the event of any conflict between this Section 3.12 or any other agreement now existing or hereafter entered into, the terms of this Section 3.12 shall prevail.

          (vi) Notice of Adverse Claims. Except for the claims and interest of the Indenture Trustee for the benefit of the Indenture Trustee and each Noteholder and the Owner Lessor in the Indenture Trustee's Account, the Account Bank does not know of any claim to, or interest in, the Indenture Trustee's Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Indenture Trustee's Account or in any financial asset credited thereto, the Account Bank will promptly notify the Indenture Trustee and the Owner Lessor in writing thereof.

          (vii) Rights and Powers of the Indenture Trustee. The rights and powers granted by the Indenture Trustee to the Account Bank have been granted in order to perfect its lien and security interests in the Indenture Trustee's Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Owner Lessor nor the lapse of time.

     (b) Limited Rights of the Owner Lessor. The Owner Lessor shall not have any rights against or to monies held in the Indenture Trustee's Account, as third party beneficiary or otherwise, or any right to direct the Account Bank or the Indenture Trustee to apply or transfer monies in the Indenture Trustee's Account, except the right to receive or make requisitions of monies held in the Indenture Trustee's Account, as expressly provided in this Indenture, and to direct the investment of monies held in the Indenture Trustee's Account as expressly provided in Section 3.7 hereof. Except as expressly provided in this Indenture, in no event shall any amounts or Permitted Investments deposited in or credited to the Indenture Trustee's Account be registered in the name of the Owner Lessor, payable to the order of the Owner Lessor or specially indorsed to the Owner Lessor except to the extent that the foregoing have been specially indorsed to the Indenture Trustee or in blank.

                                   SECTION 4.
                      COVENANTS OF OWNER LESSOR; DEFAULTS;
                         REMEDIES OF INDENTURE TRUSTEE

     Section 4.1. Covenants of Owner Lessor. The Owner Lessor hereby covenants and agrees as follows:

     (a) the Owner Lessor will duly and punctually pay the principal of, Make-Whole Amount, if any, and interest on and other amounts due under the Lessor Notes and hereunder in accordance with the terms of the Lessor Notes and this Indenture and all amounts payable by it to the Noteholders under the Participation Agreement; and

     (b) the Owner Lessor will not, except as provided in this Indenture (including Sections 4.4, 5.6, 8.1 and 8.2) and except as to Excepted Payments
(i) enter into any agreement amending, modifying or supplementing any of the Assigned Documents, or exercise any election or option, or make any decision or determination, or give any notice, consent, waiver or approval, or take any other action, under or in respect of any Assigned Document, (ii) accept and retain any payment from, or settle or compromise any claim arising under, any of the Assigned Documents, except that it may forward any payment to the Indenture Trustee in accordance with Section 3.9, (iii) give any notice or exercise any right or take any action under any of the Assigned Documents, or (iv) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Assigned Documents to arbitration thereunder.

     Section 4.2. Lease Indenture Events of Default. Subject to Section 4.4 hereof, the term "Lease Indenture Event of Default," wherever used herein, shall mean any of the following events (whatever the reason for such Lease Indenture Event of Default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) any Lease Event of Default (other than the failure of the Facility Lessee to pay any amount which shall constitute an Excepted Payment unless the Facility Lessee has been declared in default pursuant to Section 17 thereof by the Owner Lessor and the Indenture Trustee has consented to such event constituting a Lease Indenture Event of Default pursuant to Section 4.3(e) hereof) and other than a Lease Event of Default in consequence of the Facility Lessee's failure to maintain the insurance required by Section 11 of the Facility Lease if, and so long as, (i) such Lease Event of Default is waived by the Owner Lessor and the Owner Participant and (ii) the insurance maintained by the Facility Lessee still constitutes Prudent Industry Practice); or

     (b) the Owner Lessor shall fail to make any payment in respect of the principal of, or Make-Whole Amount, if any, or interest on, or any scheduled fees due and payable under or with respect to any Lessor Note within five Business Days after the same shall have become due or any other amounts due and payable under or with respect to any Lessor Note within ten Business Days after the Owner Lessor receives notice that such amount is due and payable; or

     (c) the Owner Lessor shall fail to perform or observe any covenant, obligation or agreement to be performed or observed by it under this Indenture (other than any covenant, obligation or agreement contained in clause (b) of this Section 4.2), the Owner Lessor or the Lessor Manager shall fail to perform or observe any covenant, obligation or agreement to be performed by it under
Section 6 of the Participation Agreement, the Owner Participant shall fail to perform or observe any covenant, obligation or agreement to be performed by it under Section 7 of the Participation Agreement, the OP Guarantor shall fail to perform or observe any covenant, obligation or agreement to be performed by it under the OP Guaranty, in each case, in any material respect, which failure shall continue unremedied for 30 days after receipt by such party of written notice thereof; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to 180 days, so long as such party diligently pursues such remedy and such condition is reasonably capable of being remedied within such extended period;

     (d) any representation or warranty made by the Lessor Manager or the Owner Lessor in Section 3.2 or 3.3 of the Participation Agreement or in the certificate delivered by the Lessor Manager or the Owner Lessor at the Closing pursuant to Section 4.6 of the Participation Agreement or any representation or warranty made by the Owner Participant in Section 3.4 of the Participation Agreement (other than Section 3.4(i)) or the certificate delivered by the Owner Participant at the Closing pursuant to Section 4.6 of the Participation Agreement, or any representation or warranty made by the OP Guarantor (provided the OP Guaranty shall not have been terminated or released) under the OP Guaranty or in the certificate delivered by such OP Guarantor at the Closing pursuant to Section 4.6 of the Participation Agreement, shall prove to have been incorrect in any material respect when made and continues to be material and unremedied for a period of 30 days after receipt by such party of written notice thereof; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to an additional 120 days, so long as such party diligently pursues such remedy and such condition is reasonably capable of being remedied within such extended period;

     (e)   the Owner Participant, the Owner Lessor or the OP Guarantor
(provided the OP Guaranty shall not have been terminated or released) shall (i) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or
(iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding; or (iv) make a general assignment for the benefit of creditors; or (v) become unable, admit in writing its inability or fail generally to pay its debts as they become due; or (vi) take corporate action for the purpose of effecting any of the foregoing; or

     (f) an involuntary case or other proceeding shall be commenced against the Owner Participant, the Owner Lessor or the OP Guarantor (provided the OP Guaranty shall not have been terminated or released) seeking (i) liquidation, reorganization or other relief with respect to it or its debts under Title 11 of the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property or (iii) the winding-up or liquidation of the Owner Lessor; and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days.

     Section 4.3.   Remedies of the Indenture Trustee.

     (a) In the event that a Lease Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee in its discretion may, or upon receipt of written instructions from a Majority in Interest of Noteholders shall declare, by written notice to the Owner Lessor and the Owner Participant, the unpaid principal amount of all Lessor Notes, with accrued interest thereon, to be immediately due and payable, upon which declaration such principal amount and such accrued interest shall immediately become due and payable (except in the case of a Lease Indenture

Event of Default under Section 4.2(e) or (f), such principal and interest shall automatically become due and payable immediately without any such declaration or notice) without further act or notice of any kind. If any Make-Whole amount is due and payable pursuant to Section 2.10(c) or (d) at the time of any such acceleration, such Make-Whole Amount shall also be due and payable in connection with such acceleration.

     (b) If a Lease Indenture Event of Default shall have occurred and be continuing, then and in every such case, the Indenture Trustee, as assignee under the Facility Lease or hereunder or otherwise, may, and where required pursuant to the provisions of Section 5 hereof shall, upon written notice to the Owner Lessor, exercise any or all of the rights and powers and pursue any or all of the remedies pursuant to this Section 4 and, in the event such Lease Indenture Event of Default shall be a Lease Event of Default, any and all of the remedies provided pursuant to this Section 4 and Section 17 of the Facility Lease and, subject to Section 4.4, may thereupon or at any time thereafter, in its own name or by or through an agent or receiver appointed by a court, without regard to the adequacy of any security for the Secured Indebtedness, enter into or upon the Indenture Estate and take possession of all or any part of the Indenture Estate and may exclude therefrom the Owner Participant, the Owner Lessor and, in the event such Lease Indenture Event of Default shall be a Lease Event of Default, the Facility Lessee and all persons claiming under them, and with or without any entry or taking of possession, may in its own name or in the name of the Owner Lessor or any other Person, sue for or otherwise collect all issues, rents, income, royalties and profits (collectively, "Real Property Rents"), including those past due and unpaid as well as those due, coming due or to be paid, and apply the Payments, less costs, expenses, attorneys' fees and other expenses toward payment or partial payment of the Secured Indebtedness in accordance with this Indenture and Applicable Law. Further, the Indenture Trustee may exercise all remedies available to a secured party under the Uniform Commercial Code or any other provision of Applicable Law. The Indenture Trustee may proceed to enforce the rights of the Indenture Trustee and of the Noteholders by directing payment to it of all moneys payable under any agreement or undertaking constituting a part of the Indenture Estate, by proceedings in any court of competent jurisdiction to recover damages for the breach hereof or for the appointment of a receiver or for sale of all or any part of the Property Interest or for foreclosure of the Property Interest, together with the Owner Lessor's interest in the Assigned Documents, and by any other action, suit, remedy or proceeding authorized or permitted by this Indenture, at law or in equity, or whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, and in addition may foreclose upon, sell, assign, transfer and deliver, from time to time to the extent permitted by Applicable Law, all or any part of the Indenture Estate or any interest therein, at any private sale or public auction with or without demand, advertisement or notice (except as herein required or as may be required by law) of the date, time and place of sale and any adjournment thereof, for cash or credit or other property, for immediate or future delivery and for such price or prices and on such terms as the Indenture Trustee, in its unfettered discretion, may determine, or as may be required by Applicable Law, so long as the Owner Participant and the Owner Lessor are afforded a commercially reasonable opportunity to bid for all or such part of the Indenture Estate in connection therewith unless Section 4.7 shall otherwise be applicable; provided that 20 days shall be deemed to be a commercially reasonable opportunity to bid for purposes of this Section 4.3(b). The Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Noteholders asserted or upheld in any bankruptcy, receivership or other judicial proceedings. The collection of such Real Property Rents, or the entering upon and taking possession of the Indenture Estate, or the application of the Real Property Rents as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default. The Owner Lessor also hereby authorizes the Indenture Trustee upon such entry, at its option, to take over and assume the management, operation and maintenance of the Indenture Estate and to perform all acts Indenture Trustee in its sole discretion deems necessary and proper and to expend such sums out of Real Property Rents as may be needed in connection therewith, in the same manner and to the same extent as the Owner Lessor theretofore could do. It is not the intention of the parties hereto that an entry by the Indenture Trustee upon the Indenture Estate under the terms of this instrument shall make the Indenture Trustee a party in possession in contemplation of the law, except at the option of the Indenture Trustee.

     (c) All rights of action and rights to assert claims under this Indenture or under any of the Lessor Notes may be enforced by the Indenture Trustee without the possession of the Lessor Notes at any trial or other proceedings instituted by the Indenture Trustee, and any such trial or other proceedings shall be brought in its own name as mortgagee of an express trust, and any recovery or judgment shall be for the ratable benefit of the Noteholders as herein provided. In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any such Persons parties to such proceedings.

     (d) Anything herein to the contrary notwithstanding, neither the Indenture Trustee nor any Noteholder shall at any time, including at any time when a Lease Indenture Event of Default shall have occurred and be continuing and there shall have occurred and be continuing a Lease Event of Default, be entitled to exercise any remedy under or in respect of this Indenture which could or would divest the Owner Lessor of title to, or its ownership interest in, any portion of the Indenture Estate unless, in the case of a Lease Indenture Event of Default as a consequence of a Lease Event of Default under Section 16 of the Facility Lease, the Indenture Trustee shall have, to the extent it is then entitled to do so hereunder and is not then stayed or otherwise prevented from doing so by operation of law, commenced the exercise of one or more remedies under the Facility Lease intending to dispossess the Facility Lessee of its leasehold interest in the Undivided Interest and is using good faith efforts in the exercise of such remedies (and not merely asserting a right or claim to do so); provided that, during any period that the Indenture Trustee is stayed or otherwise prevented by operation of law from exercising such remedies, the Indenture Trustee will not divest the Owner Lessor of title to any portion of the Indenture Estate until the earlier of (a) the expiration of the 180-day period following the date of commencement of a stay or other prevention or (b) the date of repossession of the Facility under the applicable Facility Lease.

     (e) Any provisions of the Facility Lease or this Indenture to the contrary notwithstanding, if the Facility Lessee shall fail to pay any Excepted Payment to any Person entitled thereto as and when due, such Person shall have the right at all times, to the exclusion of the Indenture Trustee, to demand, collect, sue for, enforce performance of obligations relating to, or otherwise obtain all amounts due in respect of such Excepted Payment or to declare a Lease Event of Default under Section 16 of the Facility Lease solely to enforce such obligations in respect of any Excepted Payments (provided that any such declaration shall not be deemed to constitute a Lease Indenture Event of Default hereunder without the consent of the Indenture Trustee).

     Section 4.4.   Right to Cure Certain Lease Events of Default.

     (a) If the Facility Lessee shall fail to make any payment of Periodic Rent due on any Rent Payment Date when the same shall have become due, and if such failure of the Facility Lessee to make such payment of Periodic Rent shall not constitute the fourth consecutive such failure or the eighth cumulative failure of the Facility Lessee, then the Owner Lessor may (but need not) pay to the Indenture Trustee, at any time prior to the expiration of ten (10) Business Days after the Owner Lessor and the Owner Participant shall have received notice from the Indenture Trustee or have Actual Knowledge of the failure of the Facility Lessee to make such payment of Periodic Rent, an amount equal to the principal of, Make-Whole Amount, if any, and interest on the Lessor Notes, then due (otherwise than by declaration of acceleration) on such Rent Payment Date, together with any interest due thereon on account of the delayed payment thereof, and such payment by the Owner Lessor shall be deemed (for purposes of this Indenture) to have cured any Lease Indenture Event of Default which arose or would have arisen from such failure of the Facility Lessee.

     (b) If the Facility Lessee shall fail to make any payment of Supplemental Rent when the same shall become due or otherwise fail to perform any obligation under the Facility Lease or any other Operative Document, then the Owner Lessor may (but need not) make such payment on the date such Supplemental Rent was payable, together with any interest due thereon on account of the delayed payment thereof, or perform such obligation at any time prior to the expiration of ten (10) Business Days after the Owner Lessor or the Owner Participant shall have received notice or have Actual Knowledge of the occurrence of such failure, and such payment or performance by the Owner Lessor shall be deemed to have cured any Lease Indenture Event of Default which arose or would have arisen from such failure of the Facility Lessee.

     (c)   The Owner Lessor, upon exercising its rights under paragraph (a) or
(b) of this Section 4.4 to cure the Facility Lessee's failure to pay Periodic Rent or Supplemental Rent or to perform any other obligation under the Facility Lease or any other Operative Document, shall not obtain any Lien on any part of the Indenture Estate on account of such payment or performance nor, except as expressly provided in the next sentence, pursue any claims against the Facility Lessee or any other party, for the repayment thereof if such claims would impair the prior right and security interest of the Indenture Trustee in and to the Indenture Estate. Upon such payment or performance by the Owner Lessor, the Owner Lessor shall (to the extent of such payment made by it and the costs and expenses incurred in connection with such payments and performance thereof together with interest thereon and so long as no event which would, with the passing of time or giving of notice or both, become a Lease Indenture Event of Default under Section 4.2(b), (e) or (f), or any Lease Indenture Event of Default hereunder shall have occurred and be continuing) be subrogated to the rights of the Indenture Trustee and the Noteholders to receive the payment of Periodic Rent or Supplemental Rent, as the case may be, with respect to which the Owner Lessor made such payment and interest on account of such Periodic Rent payment or Supplemental Rent payment being overdue in the manner set forth in the next two sentences. If the Indenture Trustee shall thereafter receive such payment of Periodic Rent, Supplemental Rent or such interest, the Indenture Trustee shall, notwithstanding the requirements of Section 3.1 hereof, forthwith, remit such payment of Periodic Rent or Supplemental Rent, as the case may be (to the extent of the payment made by the Owner Lessor pursuant to this Section 4.4) and such interest to the Owner Lessor in reimbursement for the funds so advanced by it, provided that if (A) any event which, with the passing of time or giving of notice or both, would become a Lease Indenture Event of Default under Section 4.2(b), (e) or (f) hereof, or any Lease Indenture Event of
Default hereunder shall have occurred and be continuing or (B) any payment of principal, interest, or Make-Whole Amount, if any, on any Lessor Note then shall be overdue, such payment shall not be remitted to the Owner Lessor but shall be held by the Indenture Trustee as security for the obligations secured hereby and distributed in accordance with Section 3.1 hereof. The Owner Lessor shall not attempt to recover any amount paid by it on behalf of the Facility Lessee pursuant to this Section 4.4 except by demanding of the Facility Lessee payment of such amount or by commencing an action against the Facility Lessee for the payment of such amount, and except where a Lease Indenture Event of Default (other than a Lease Event of Default) has occurred and is continuing, the Owner Lessor shall be entitled to receive the amount of such payment and the costs and expenses incurred in connection with such payments and performance thereof together with interest thereon from the Facility Lessee
(but neither the Owner Lessor nor the Owner Participant shall have any right to collect such amounts by exercise of any of the remedies under Section 17 of the Facility Lease) or, if paid by the Facility Lessee to the Indenture Trustee, from the Indenture Trustee to the extent of funds actually received by the Indenture Trustee.

     (d) Until the expiration of the period during which the Owner Lessor or the Owner Participant shall be entitled to exercise rights under paragraph (a) or (b) of this Section 4.4 with respect to any failure by the Facility Lessee referred to therein, neither the Indenture Trustee nor any Noteholder shall take or commence any action it would otherwise be entitled to take or commence as a result of such failure by the Facility Lessee, whether under this Section 4 or
Section 17 of the Facility Leases or otherwise.

     (e) Each Noteholder agrees, by acceptance thereof, that if (i) (x) a Lease Indenture Event of Default, which also constitutes a Lease Event of Default, shall have occurred and be continuing for a period of at least 90 days without the Lessor Notes having been accelerated or the Indenture Trustee having exercised any remedy under the Facility Lease intended to dispossess the Facility Lessee of the Facility, (y) the Lessor Notes have been accelerated pursuant to Section 4.3(a) and such acceleration has not theretofore been rescinded, or (z) an Enforcement Notice giving notice of the intent of the Indenture Trustee to dispossess the Facility Lessee of the Facility under the Facility Lease has been given pursuant to Section 5.1 within the

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
previous 30 days, (ii) no Lease Indenture Event of Default of the nature described in any of clauses (b) through (f) of Section 4.2 hereof shall have occurred and be continuing and (iii) the Owner Lessor shall give written notice to the Indenture Trustee of the Owner Lessor's intention to purchase all of the Lessor Notes in accordance with this paragraph, then, upon receipt within 10 Business Days after such notice from the Owner Lessor of an amount equal to the sum of (x) the aggregate unpaid principal amount of any unpaid Lessor Notes then held by the Noteholders, together with accrued but unpaid interest thereon to the date of such receipt (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest), plus (y) the aggregate amount, if any, of all sums which, if Section 3.3 were then applicable, such Noteholder would be entitled to be paid before any payments were to be made to the Owner Lessor but excluding any Make-Whole Amount, such Noteholder will forthwith (and upon its receipt of the payment referred to in clause (1) below, will be deemed to) sell, assign, transfer and convey to the Owner Lessor (without recourse or warranty of any kind other than of title to the Lessor Notes so conveyed) all of the right, title and interest of such Noteholder in and to the Indenture Estate, this Indenture, all Lessor Notes held by such Noteholder and the Assigned Documents, and the Owner Lessor shall thereupon assume all such Noteholder's rights and obligations in such documents; provided, that no such holder shall be required to so convey unless
(1) the Owner Lessor shall have simultaneously tendered payment on all other Lessor Notes issued by the Owner Lessor at the time outstanding pursuant to this paragraph and (2) such conveyance is not in violation of any Applicable Law. All charges and expenses required to be paid in connection with the issuance of any new Lessor Note or Lessor Notes in connection with this paragraph shall be borne by the Owner Lessor. Notwithstanding the foregoing, the Owner Lessor may exercise the right set forth in this clause (e) prior to the end of the 90 day period set forth above but, in such case, the Make-Whole Amount, if any, shall also be payable.

     Section 4.5. Rescission of Acceleration. If at any time after the outstanding principal amount of the Lessor Notes shall have become due and payable by acceleration pursuant to Section 4.3 hereof, (a) all amounts of principal, Make-Whole Amount, if any, and interest which are then due and payable in respect of all the Lessor Notes other than pursuant to Section 4.3 hereof shall have been paid in full, together with interest on all such overdue principal and (to the extent permitted by Applicable Law) overdue interest at the rate or rates specified in the Lessor Notes, and an amount sufficient to cover all costs and expenses of collection incurred by or on behalf of the holders of the Lessor Notes (including counsel fees and expenses and all expenses and reasonable compensation of the Indenture Trustee) and (b) every other Lease Indenture Event of Default shall have been remedied, then a Majority in

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
Interest of Noteholders may, by written notice or notices to the Owner Lessor, the Indenture Trustee and the Facility Lessee, rescind and annul such acceleration and any related declaration of default under the Facility Lease and their respective consequences, but no such rescission and annulment shall extend to or affect any subsequent Lease Indenture Event of Default or impair any right consequent thereon, and no such rescission and annulment shall require any Noteholder to repay any principal or interest actually paid as a result of such acceleration.

     Section 4.6.   Return of Indenture Estate, Etc.

     (a) If at any time the Indenture Trustee has the right to take possession of the Indenture Estate pursuant to Section 4.3 hereof, at the request of the Indenture Trustee, the Owner Lessor promptly shall (i) execute and deliver to the Indenture Trustee such instruments of title and other documents and (ii) make all such demands and give all such notices as are permitted by the terms of the Facility Lease to be made or given by the Owner Lessor upon the occurrence and continuance of a Lease Event of Default, in each case as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate the possession of which the Indenture Trustee shall at the time be entitled to hereunder. If the Owner Lessor shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession and requiring the Owner Lessor to execute and deliver such instruments and documents to the Indenture Trustee, to the entry of which judgment the Owner Lessor hereby specifically consents, and (ii) pursue all or any part of the Indenture Estate wherever it may be found and enter any of the premises wherever all or part of the Indenture Estate may be or is supposed to be and search for all or part of the Indenture Estate and take possession of and remove all or part of the Indenture Estate.

     (b) Upon every such taking of possession, the Indenture Trustee may, from time to time, as a charge against proceeds of the Indenture Estate, make all such expenditures with respect to the Indenture Estate as it may deem proper. In each such case, the Indenture Trustee shall have the right to deal with the Indenture Estate and to carry on the business and exercise all rights and powers of the Owner Lessor relating to the Indenture Estate, as the Indenture Trustee shall deem best, and, the Indenture Trustee shall be entitled to collect and receive all rents (including Periodic Rent and Supplemental
Rent), revenues, issues, income, products and profits of the Indenture Estate and every part thereof (without prejudice to the right of the Indenture Trustee under any provision of this Indenture to collect and receive cash held by, or required

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
to be deposited with, the Indenture Trustee hereunder) and to apply the same to the management of or otherwise dealing with the Indenture Estate and of conducting the business thereof, and of all expenditures with respect to the Indenture Estate and the making of all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Lessor and the Facility Lessee relating to the Indenture Estate and the Operative Documents), or under any provision of, this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee and of all Persons properly engaged and employed by the Indenture Trustee.

     Section 4.7.   Power of Sale and Other Remedies.

     (a) In addition to all other remedies provided for herein if a Lease Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall, subject to Sections 4.3 and 4.4 and to provisions of Applicable Law, have the right(s) to (i) sell the Indenture Estate or any part of the Indenture Estate at one or more public sale or sales; or (ii) commence an action or actions to foreclose the lien of this Indenture as a mortgage; and/or (iii) specifically enforce any of the covenants and agreements hereof, in each case in order to pay the Secured Indebtedness, and all impositions, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorney's fees, if incurred, and do any acts that it deems necessary or desirable to preserve the value, marketability or rentability of the Indenture Estate, or any part thereof or interest therein, increase the income therefrom or protect the security hereof. If the Indenture Trustee elects to exercise the power of sale herein contained, the Indenture Trustee shall cause to be recorded, published and delivered to the Owner Lessor such notice of sale as then required by Applicable Law. The Indenture Trustee shall, without demand on the Owner Lessor, after lapse of such time as may then be required by law and after recordation of such notice of sale and notice of sale having been given as required by Applicable Law, sell the Indenture Estate at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items as the Indenture Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. The Indenture Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, the Owner Lessor,

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
may bid at and be a purchaser at any such sale. The Indenture Trustee shall apply the proceeds of sale as required by Applicable Law and in accordance with the terms of this Indenture. Subject to A.R.S. Section 33-810.B, the Indenture Trustee may postpone sale of all or any portion of the Indenture Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. The Owner Lessor hereby requests that a copy of any notice of default and any notice of sale hereunder be mailed to it at its address set forth in Section
9.5 of this Indenture. At any such public sale, the Indenture Trustee may execute and deliver to the purchaser a conveyance of the Indenture Estate or any part of the Indenture Estate, and to this end, the Owner Lessor hereby constitutes and appoints the Indenture Trustee the agent(s) and attorney(s) in fact of the Owner Lessor to make such sale and conveyance, and thereby to divest the Owner Lessor of all right, title or equity that the Owner Lessor may have in and to the Indenture Estate and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney in fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon the Owner Lessor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Secured Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of the Secured Indebtedness. Further, if a Lease Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may, in addition to and not in abrogation of other rights and remedies provided in this Section, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Lessor Notes or the performance of any term, covenant, condition or agreement of this Indenture or any other right, and (ii) to pursue any other remedy available to it, all as the Indenture Trustee shall determine most effectual for such purposes. Upon any foreclosure sale, the Indenture Trustee may bid for and purchase the Indenture Estate and shall be entitled to apply all or any part of the Secured Indebtedness as a credit to the purchase price. In the event of a foreclosure sale of the Indenture Estate, the proceeds of said sale shall be applied as provided in Section 3.3 hereof. In the event of any such foreclosure sale by the Indenture Trustee, the Owner Lessor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. The Indenture Trustee, at the Indenture Trustee's option, is authorized to foreclose this Indenture subject to the rights of any tenants of the

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
Indenture Estate, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by the Owner Lessor, a defense to any proceedings instituted by the Indenture Trustee to collect the Secured Indebtedness.

     (b)   In amplification of, and not in limitation of paragraph (a) of this
Section 4.7, the Owner Lessor represents and warrants that this Indenture is given primarily for a business, commercial or agricultural purpose. Owner Lessor, therefore, agrees that the Indenture Trustee, its successors and permitted assigns, shall have THE STATUTORY POWER OF SALE pursuant to the applicable provisions of A.R.S. Sections 12-1241, et seq., 33-702.B; and 33-807, et seq. as said statutes have been and shall be amended, which POWER is expressly incorporated herein by reference. Such Statutory Power of Sale and other rights, power, remedies and authorities shall be in addition to all rights and remedies set forth herein or available under Applicable Law. In the exercise of the Statutory Power of Sale, the Indenture Trustee, its successors and assigns or its agents or attorneys, may sell the Indenture Estate or such portion thereof as may remain subject to the Indenture in case of any partial release thereof, either as a whole or in parcels, together with all improvements that may be thereon, by a public sale on or near any part of the Indenture Estate then subject to this Indenture or at the Indenture Trustee's principal place of business or at any other office of the Indenture Trustee or any attorney or agent thereof located in the same county in which any part of the Indenture Estate is located, and the Indenture Trustee, its successors and permitted assigns; and such sale shall forever bar the Owner Lessor and all persons claiming under it from all right and interest in the Indenture Estate, whether at law or in equity. In the exercise of THE STATUTORY POWER OF SALE herein given, if the Indenture Trustee elects to sell in parts or parcels, such sales may be held from time to time, and the POWER shall not be fully executed until all of the Indenture Estate not previously sold shall have been sold.

     Section 4.8. Appointment of Receiver and Assignment of Real Property Rents. The Owner Lessor hereby assigns and transfers to the Indenture Trustee all of the Real Property Rents, of the Indenture Estate, and hereby gives to and confers upon the Indenture Trustee the right, power and authority to collect the Real Property Rents. From and after any Lease Indenture Event of Default, the Owner Lessor appoints the Indenture Trustee its true and lawful attorney-in-fact, at the option of the Indenture Trustee at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions. From and after any Lease Indenture Event of Default, the Owner Lessor hereby authorizes and directs the lessees, tenants and occupants to make all payments under any leases directly to the Indenture Trustee upon written demand by the Indenture Trustee, without further consent of the Owner Lessor. If the outstanding principal amount of the Lessor Notes shall have been declared due and payable pursuant to Section 4.3 hereof, as a matter of right, the Indenture Trustee shall be entitled to the appointment of a receiver (who may be the Indenture Trustee or any successor or nominee thereof) for all or any part of the Indenture Estate, whether such receivership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and the Owner Lessor hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Indenture Estate shall be entitled to exercise all available rights and powers with respect to the Indenture Estate to the extent instructed to do so by the Indenture Trustee.

     Section 4.9. Remedies Cumulative. Each and every right, power and remedy herein specifically given to the Indenture Trustee or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Participant, the Owner Lessor or the Facility Lessee or to be an acquiescence therein.

     Section 4.10. Waiver of Various Rights by the Owner Lessor. The Owner Lessor hereby waives and agrees, to the extent permitted by Applicable Law, that it will never seek or derive any benefit or advantage from any of the following, whether now existing or hereafter in effect, in connection with any proceeding under or in respect of this Lease Indenture:

     (a)   any stay, extension, moratorium or other similar law;

     (b) any Applicable Law providing for the valuation of or appraisal of any portion of the Indenture Estate in connection with a sale thereof; or

     (c) any right to have any portion of the Indenture Estate or other security for the Lessor Notes marshaled.

The Owner Lessor covenants not to hinder, delay or impede the exercise of any right

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
or remedy under or in respect of this Lease Indenture, and agrees, to the extent permitted by Applicable Law, to suffer and permit its exercise as though no laws or rights of the character listed above were in effect; provided that this shall not affect or reduce Owner Lessor's rights under Sections 4.3 and
4.4 hereof. Owner Lessor agrees for itself, its successors and assigns, that the acceptance, before the expiration of the right of redemption and after the commencement of foreclosure proceedings of this Indenture, of insurance proceeds, eminent domain awards, rents or anything else of value to be applied on or to the Secured Indebtedness by Indenture Trustee or any person or party holding under it shall not constitute a waiver of such foreclosure or a waiver or relinquishment of any right (s) to foreclose or to have a receiver appointed for and take possession of the Indenture Estate or any part thereof. This agreement by Owner Lessor is intended to apply to the acceptance and such application of any such proceeds, awards, rents and other sums or anything else of value whether the same shall be accepted from, or for the account of, Owner Lessor or from any other source whatsoever by Indenture Trustee or by any person or party holding under Indenture Trustee at any time or times in the future while any of the obligations secured hereby shall remain outstanding.

     Section 4.11. Discontinuance of Proceedings. In case the Indenture Trustee or any Noteholder shall have proceeded to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee or the Noteholder, then and in every such case the Owner Lessor, the Indenture Trustee and the Facility Lessee shall be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all rights, remedies and powers of the Indenture Trustee or the Noteholder shall continue as if no such proceedings had taken place.

     Section 4.12. No Action Contrary to the Facility Lessee's Rights Under the Facility Lease. Notwithstanding any other provision of any of the Operative Documents, so long as no Lease Event of Default under the Facility Lease shall have been declared (or deemed to have been declared), the Indenture Trustee and the Noteholders shall be subject to the Facility Lessee's rights under the Facility Lease, and neither the Indenture Trustee nor any Noteholders shall take or cause to be taken any action contrary to the right of the Facility Lessee, including its rights to quiet use and possession of the Facility.

     Section 4.13. Right of the Indenture Trustee to Perform Covenants, Etc. If the Owner Lessor shall fail to make any payment or perform any act required to be made or performed by it hereunder or under the Assigned Documents, or if the Owner

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
Lessor shall fail to release any Lien affecting the Indenture Estate which it is required to release by the terms of this Indenture or the Participation Agreement or the LLC Agreement, the Indenture Trustee, without notice to or demand upon the Owner Lessor and without waiving or releasing any obligation or defaults may (but shall be under no obligation to, and, except as provided in the last sentence hereof, shall incur no liability in connection therewith) at any time thereafter make such payment or perform such act for the account and at the expense of the Indenture Estate and may take all such action with respect thereto (including entering upon the Facility Site or any part thereof, or the Facility for such purpose) as may be necessary or appropriate therefor. No such entry shall be deemed an eviction. All sums so paid by the Indenture Trustee and all costs and expenses (including legal fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Indenture Estate to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Indenture Trustee.

     Section 4.14. Further Assurances. The Owner Lessor covenants and agrees from time to time to do all such acts and execute all such instruments of further assurance as shall be reasonably requested by the Indenture Trustee for the purpose of fully carrying out and effectuating this Indenture and the intent hereof.

     Section 4.15. Waiver of Past Defaults. Any past Lease Indenture Event of Default and its consequences may be waived by the Indenture Trustee or a Majority in Interest of Noteholders, except a Lease Indenture Event of Default
(i) in the payment of the principal of, Make-Whole Amount, if any, and or interest on any Lessor Note, subject to the provisions of Sections 5.1 and 8.1 hereof, or (ii) in respect of a covenant or provision hereof which, under
Section 8.1 hereof, cannot be modified or amended without the consent of each Noteholder. Upon any such waiver and subject to the terms of such waiver, such Lease Indenture Event of Default shall cease to exist, and any other Lease Indenture Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Lease Indenture Event of Default or impair any right consequent thereon.

                               SECTION 5.
                     DUTIES OF INDENTURE TRUSTEE;
                CERTAIN RIGHTS AND DUTIES OF OWNER LESSOR

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
     Section 5.1.   Notice of Action Upon Lease Indenture Event of Default.
The Indenture Trustee shall give prompt written notice to the Owner Lessor and the Owner Participant of any Lease Indenture Event of Default with respect to which the Indenture Trustee has Actual Knowledge and will give the Facility Lessee and the Owner Participant not less than 30 days' prior written notice of the date on or after which the Indenture Trustee intends to exercise remedies under Section 4.3 (an "Enforcement Notice"), which notice may be given contemporaneously with any notice contemplated by Section 4.3(a) or 4.3(b). The Indenture Trustee shall take such action, or refrain from taking such action, as the Majority in Interest of Noteholders shall instruct in writing.

     Section 5.2. Actions Upon Instructions Generally. Subject to the terms of Sections 5.4, 5.5 and 5.6 hereof, upon written instructions at any time and from time to time of a Majority in Interest of Noteholders, the Indenture Trustee shall take such action, or refrain from taking such action, including any of the following actions as may be specified in such instructions: (a) give such notice, direction or consent or exercise such right, remedy or power or take such action hereunder or under any Assigned Document, or in respect of any part of or all the Indenture Estate, as it shall be entitled to take and as shall be specified in such instructions; (b) take such action with respect to or to preserve or protect the Indenture Estate (including the discharge of Liens) as it shall be entitled to take and as shall be specified in such instructions; and (c) waive, consent to, approve (as satisfactory to it) or disapprove all matters required by the terms of any Operative Document to be satisfactory to the Indenture Trustee. The Indenture Trustee may, and upon written instructions from a Majority in Interest of Noteholders, the Indenture Trustee shall, execute and file or cause to be executed and filed any financing statement (and any continuation statement with respect to such financing statement) or any similar instrument or document relating to the security interest or the assignment created by this Indenture or granted by the Owner Lessor herein as may be necessary to protect and preserve the security interest or assignment created by or granted pursuant to this Indenture, to the extent otherwise entitled to do so and as shall be specified in such instructions.

     Section 5.3. Action Upon Payment of Lessor Notes or Termination of Facility Lease. Subject to the terms of Section 5.4 hereof, upon payment in full of the principal of and interest on all Lessor Notes then outstanding and all other amounts then due all Noteholders hereunder, and all other sums secured hereby or otherwise required to be paid hereunder, under the Participation Agreement and under the Facility Lease, the Indenture Trustee shall execute and deliver to, or as directed in writing by, the Owner Lessor and the Facility Lessee an appropriate instrument in due form for recording, releasing the Indenture Estate from the Lien of this Indenture.

Nothing in this Section 5.3 shall be deemed to expand the instances in which the Owner Lessor is entitled to prepay the Lessor Notes.

     Section 5.4.   Compensation of the Indenture Trustee; Indemnification.

     (a) The Owner Lessor will from time to time, on demand, pay to the Indenture Trustee such compensation for its services hereunder as shall be agreed to by the Owner Lessor and the Indenture Trustee, or, in the absence of agreement, reasonable compensation for such services (which compensation shall include reasonable fees and expenses of its outside counsel and shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Indenture Trustee agrees that it shall have no right against the Noteholders or, except as provided in Section 3 and Section 4.3 hereof or this Section 5, the Indenture Estate, for any fee as compensation for its services hereunder.

     (b) The Indenture Trustee shall not be required to take any action or refrain from taking any action under Section 4, 5.2 or 9.1 hereof unless it and any of its directors, officers, employees or agents shall have been indemnified in manner and form satisfactory to the Indenture Trustee. The Indenture Trustee shall not be required to take any action under Section 4 or Section 5.2, 5.3 or
9.1 hereof, nor shall any other provision of this Indenture be deemed to impose a duty on the Indenture Trustee to take any action, if it shall have been advised by counsel (who shall not be an employee of the Indenture Trustee) that such action is contrary to the terms hereof or is otherwise contrary to Applicable Law or (unless it shall have been indemnified in manner and form satisfactory to the Indenture Trustee) may result in personal liability to the Indenture Trustee.

     Section 5.5. No Duties Except as Specified; No Action Except Under Facility Lease, Indenture or Instructions.

     (a) The Indenture Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with any part of the Indenture Estate or otherwise take or refrain from taking any action under or in connection with this Indenture or the other Assigned Documents except as expressly provided by the terms of this Indenture or as expressly provided in written instructions from a Majority in Interest of Noteholders in accordance with Section 5.2 hereof; and no implied duties or obligations shall be read into this Indenture against the Indenture Trustee.

     (b) The Indenture Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Indenture Estate except (a) as required by the terms of the Facility Lease, to the extent applicable to the Indenture Trustee as assignee of the Owner Lessor, (b) in accordance with the powers granted to, or the authority conferred upon, the Indenture Trustee pursuant to this Indenture or in accordance with the express terms hereof or with written instructions from a Majority in Interest of Noteholders in accordance with
Section 5.2 hereof.

     Section 5.6. Certain Rights of the Owner Lessor. Notwithstanding any other provision of this Indenture or any provision of any Operative Document to the contrary, and in addition to any rights conferred on the Owner Lessor hereby:

     (a) The Owner Lessor shall at all times, to the exclusion of the Indenture Trustee, (i) retain all rights to demand and receive payment of, and to commence an action for payment of, Excepted Payments but the Owner Lessor shall have no remedy or right with respect to any such payment against the Indenture Estate nor any right to collect any such payment by the exercise of any of the remedies under Section 17 of the Facility Lease except as expressly provided in this Section 5.6; (ii) retain all rights with respect to insurance that Section 11 of the Facility Lease and Schedule 5.31 of the Participation Agreement specifically confers upon the Owner Lessor and to waive any failure by the Facility Lessee to maintain the insurance required by Section 11 of the Facility Lease before or after the fact so long as the insurance maintained by the Facility Lessee still conforms to Prudent Industry Practice; (iii) retain all rights to adjust Periodic Rent and Termination Value as provided in Section
3.4 of the Facility Lease, Section 12 of the Participation Agreement or the Tax Indemnity Agreement; provided, however, that after giving effect to any such adjustment (x) the amount of Periodic Rent payable on each Rent Payment Date shall be at least equal to the aggregate amount of all principal and accrued interest payable on such Rent Payment Date on all Lessor Notes then outstanding and (y) Termination Value shall in no event be less (when added to all other amounts required to be paid by the Facility Lessee in respect of any early termination of the Facility Lease) than an amount sufficient, as of the date of payment, to pay in full the principal of, and interest on all Lessor Notes outstanding on and as of such date of payment; (iv) except in connection with the exercise of remedies pursuant to the Facility Lease, retain all rights to exercise the Owner Lessor's rights relating to the Appraisal Procedure and to confer and agree with the Facility Lessee on Fair Market Rental Value, or any Renewal Lease Term; and (v) retain the right to declare the Facility Lease to be in default with respect to any Excepted Payment pursuant to Section 17 of the Facility Lease.

     (b) The Owner Lessor shall have the right, together with or independently of the Indenture Trustee, (i) to receive from the Facility Lessee and the Guarantor all notices, certificates, reports, filings, opinions of counsel and other documents and all

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information that the Facility Lessee is permitted or required to give or furnish to the Owner Lessor or the Owner Participant, as the case may be, pursuant to the Facility Lease or any other Operative Document; (ii) to inspect the Facility and the records relating thereto pursuant to Section 12 of the Facility Lease; (iii) to provide such insurance as may be permitted by Section 11 of the Facility Lease; (iv) to provide notices to the Facility Lessee or the Guarantor to the extent otherwise permitted by the Operative Documents; and (v) to perform for the Facility Lessee as provided in Section 20 of the Facility Lease.

     (c)   So long as the Lessor Notes have not been accelerated pursuant to
Section 4.3(a) hereof (or, if accelerated, such acceleration has theretofore been rescinded) or the Indenture Trustee shall not have exercised any of its rights pursuant to Section 4 hereof to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, the Owner Lessor shall retain the right to the exclusion of the Indenture Trustee to exercise the rights of the Owner Lessor under, and to determine compliance by the Facility Lessee with, the provisions of Sections 10 (other than Section 10.3 thereof), 13, 14 and 15 of the Facility Lease; provided, however, that if a Lease Indenture Event of Default shall have occurred and be continuing, the Owner Lessor shall cease to retain such rights upon notice from the Indenture Trustee stating that such rights shall no longer be retained by the Owner Lessor;

     (d) Except as expressly provided in this Section 5.6, so long as the Lessor Notes have not been accelerated pursuant to Section 4.3(a) hereof (or, if accelerated, such acceleration has theretofore been rescinded) or the Indenture Trustee shall not have exercised any of its rights pursuant to Section 4 hereof to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, the Owner Lessor shall have the right, to be exercised jointly with the Indenture Trustee, (i) to exercise the rights with respect to the Facility Lessee's use and operation, modification or maintenance of the Undivided Interest, (ii) to exercise the Owner Lessor's right under
Section 13.1 of the Participation Agreement to withhold or grant its consent to an assignment by the Facility Lessee of its rights under the Facility Lease, and
(iii) to exercise the rights of the Owner Lessor under Section 10.3 of the Facility Lease; provided, however, that if a Lease Indenture Event of Default shall have occurred and be continuing, the Owner Lessor shall cease to exercise such rights under this clause (iii) upon notice from the Indenture Trustee stating that such rights shall no longer be retained by the Owner Lessor; provided further, however, that (A) the Owner Lessor shall have no right to receive any Periodic Rent or other payments other than Excepted Payments payable to the Owner Lessor, or the Owner Participant and (B) no determination by the Owner Lessor or the Indenture Trustee

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that the Facility Lessee is in compliance with the provisions of any applicable
Assigned Document shall be binding upon or otherwise affect the rights hereunder of the Indenture Trustee or any Noteholder on the one hand or the Owner Lessor or the Owner Participant on the other hand;

     (e)   So long as the Lessor Notes have not been accelerated pursuant to
Section 4.3(a) hereof and the Indenture Trustee shall not have exercised any of its rights pursuant to Section 4 hereof to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, the Owner Lessor shall have the right, together with the Indenture Trustee and to the extent permitted by the Operative Documents and Applicable Law, to seek specific performance of the covenants of the Facility Lessee under the Operative Documents relating to the protection, insurance, maintenance, possession, use and return of the Property Interest, the performance by the Facility Lessee of the Owner Lessor's obligations under the South Point Ground Lease, the exercise of any renewal or extension rights with respect to the South Point Ground Lease and any action pursuant to Sections 5.20 or 13.3 of the Participation Agreement (subject to the conditions set forth in Section 5.20 or 13.3, as applicable, of the Participation Agreement); and

     (f) Nothing in this Indenture shall give to, or create in, or otherwise provide the benefit of to, the Indenture Trustee, any rights of the Owner Participant under or pursuant to the Tax Indemnity Agreement or any other Operative Document and nothing in this Section 5.6 or elsewhere in this Indenture shall give to the Owner Lessor the right to exercise any rights specifically given to the Indenture Trustee pursuant to any Operative Document; and nothing in this Indenture shall give to, or create in, the Indenture Trustee the right to, and the Indenture Trustee shall not, release the Guarantor of its obligations under the Calpine Guaranty in respect of payment of the Equity Portion of Termination Value, unpaid amounts of the Equity Portion of Periodic Rent (and all amounts of overdue interest relating to such amount) and other amounts constituting Excepted Payments, unless such release results in payment in full to the Owner Lessor of all such unpaid amounts as certified to the Indenture Trustee by the Owner Lessor, and all claims of the Noteholders;

but nothing in clauses (a) through (f) above shall deprive the Indenture Trustee of the exclusive right, so long as this Indenture shall be in effect, to declare the Facility Lease to be in default under Section 16 thereof and thereafter to exercise the remedies pursuant to Section 17 of the Facility Lease (except as expressly set forth in the proviso of Section 5.6(b)).

     Section 5.7.   Restrictions on Dealing with Indenture Estate. Except as

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provided in the Operative Documents, but subject to the terms of this Indenture, the Owner Lessor shall not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Facility, the Facility Site, any part of the Facility Site or any other part of the Indenture Estate.

     Section 5.8. Filing of Financing Statements and Continuation Statements. Pursuant to Section 5.10 of the Participation Agreement, the Facility Lessee has covenanted to maintain the priority of the Lien of this Indenture on the Indenture Estate. The Owner Lessor hereby expressly authorizes the Indenture Trustee to prepare, file, record, obtain, execute and deliver, from time to time, such financing statements, continuation statements, control agreements and recognition agreements as Indenture Trustee shall deem appropriate. The Owner Lessor hereby further authorizes any account holder or bank or financial institution to execute and deliver from time to time such control agreements and recognition agreements as shall be requested or required by Indenture Trustee. The Indenture Trustee shall, at the written request and expense of the Facility Lessee, as provided in the Participation Agreement, execute and deliver to the Facility Lessee and the Facility Lessee will file or record, if not already filed or recorded, such financing statements or other documents and such continuation statements or other documents with respect to financing statements or other documents previously filed relating to the Lien created by this Indenture in the Indenture Estate as may be supplied to the Indenture Trustee by the Facility Lessee. At any time and from time to time, upon the request of the Facility Lessee or the Indenture Trustee, at the expense of the Facility Lessee (and upon receipt of the form of document so to be executed), the Owner Lessor shall promptly and duly execute and deliver any and all such further instruments and documents as the Facility Lessee or the Indenture Trustee may request in obtaining the full benefits of the security interest and assignment created or intended to be created hereby and of the rights and powers herein granted. Upon the reasonable instructions (which instructions shall be accompanied by the form of document to be filed) at any time and from time to time of the Facility Lessee or the Indenture Trustee, the Owner Lessor shall authorize, execute, file or record any financing statement (and any continuation statement with respect to any such financing statement), and any other document relating to the security interest and assignment created by this Indenture as may be specified in such instructions. In addition, the Indenture Trustee and the Owner Lessor will authorize or execute such continuation statements with respect to financing statements and other documents relating to the Lien created by this Indenture in the Indenture Estate as may be specified from time to time in written instructions of any Noteholder (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement or other document to be filed). Neither the Indenture Trustee nor, except as

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otherwise herein expressly provided, the Owner Lessor shall have responsibility for the protection, perfection or preservation of the Lien created by this Indenture.

                                   SECTION 6.
                       INDENTURE TRUSTEE AND OWNER LESSOR

     Section 6.1. Acceptance of Trusts and Duties. The Indenture Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture, and agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance with the provisions hereof. If any Lease Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall, subject to the provisions of Sections 4 and 5 hereof, exercise such of the rights and remedies vested in it by this Indenture and shall at all times use the same degree of care in their exercise as a prudent person would exercise or use in the circumstances in the conduct of its own affairs. The Indenture Trustee shall not be liable under any circumstances, except (a) for its own negligence or willful misconduct, (b) in the case of any inaccuracy of any representation or warranty of the Indenture Trustee or the Lease Indenture Company contained in Section 3.5 of the Participation Agreement, in the certificate delivered by the Indenture Trustee at the Closing pursuant to Section 4.6 of the Participation Agreement, or (c) for the performance of its obligations under Section 8 of the Participation Agreement; and the Lease Indenture Company and the Indenture Trustee shall not be liable for any action or inaction of the Owner Trust; provided, however, that:

          (i) Prior to the occurrence of a Lease Indenture Event of Default of which a Responsible Officer of the Indenture Trustee shall have Actual Knowledge, and after the curing of all such Indenture Events of Default which may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of the Operative Documents to which it is a party, the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Operative Documents, no implied covenants or obligations shall be read into the Operative Documents against the Indenture Trustee and, in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notes or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture;

          (ii) The Indenture Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other

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     officers of the Indenture Trustee, unless it shall be proven that the
     Indenture Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Indenture Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture or at the direction of the Majority in Interest of Noteholders, relating to the time, method and place of conducting any proceeding or remedy available to the Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee, under this Indenture;

          (iv) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default, Lease Event of Default, Significant Lease Default or Lease Indenture Event of Default (except for a Lease Indenture Event of Default resulting from an event of nonpayment) unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no default or Lease Indenture Event of Default;

          (v) The Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Owner Lessor, under this Indenture; and

          (vi) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     Section 6.2. Absence of Certain Duties. Except in accordance with written instructions furnished pursuant to Section 5.2 hereof and except as provided in Section 5.5 and 5.8 hereof, the Indenture Trustee shall have no duty
(a) to see to any registration, recording or filing of any Operative Document (or any financing or continuation statements in respect thereto) or to see to the maintenance of any such

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registration, recording or filing, (b) to see to any insurance on the
Facilities or the Facilities or to effect or maintain any such insurance, (c) except as otherwise provided in Section 5.5 hereof or in Section 10 of the Participation Agreement, to see to the payment or discharge of any Tax or any Lien of any kind owing with respect to, or assessed or levied against, any part of the Indenture Estate, (d) to confirm or verify the contents of any report, notice, request, demand, certificate, financial statement or other instrument of the Facility Lessee, (e) to inspect the Facility at any time or ascertain or inquire as to the performance or observance of any of the Facility Lessee's covenants with respect to the Facility or (f) to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (which in the case of the Majority in Interest of Noteholders will be deemed to be satisfied by a letter agreement with respect to such costs from such Majority in Interest of Noteholders). Notwithstanding the foregoing, the Indenture Trustee shall furnish to each Noteholder and to the Owner Lessor and the Owner Participant promptly upon receipt thereof duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Indenture Trustee hereunder or under any of the Operative Documents unless the Indenture Trustee shall reasonably believe that each such Noteholder, the Owner Lessor and the Owner Participant shall have received copies thereof.

     Section 6.3.   Representations and Warranties.

     (a) The Owner Lessor represents and warrants that it has not assigned or pledged any of its estate, right, title or interest subject to this Indenture, to anyone other than the Indenture Trustee.

     (b) NEITHER THE OWNER LESSOR NOR THE INDENTURE TRUSTEE MAKES, NOR SHALL BE DEEMED TO HAVE MADE (i) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH PLANS OR SPECIFICATIONS, QUALITY, DURABILITY, SUITABILITY, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE FACILITY, OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE FACILITIES OR ANY OTHER PART OF THE INDENTURE ESTATE, except that the Owner Lessor represents and warrants that on

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the Closing Date it shall have received whatever title or interest to the
Undivided Interests and the Facility Site as were conveyed to it by the Facility Lessee and that on the Closing Date the Undivided Interests shall be free of Owner Lessor's Liens and the Owner Participant's Liens; or (ii) any representation or warranty as to the validity, legality or enforceability of this Indenture, the Lessor Notes or any of the other Operative Documents, or as to the correctness of any statement contained in any thereof, except that each of the Owner Lessor and the Indenture Trustee represents and warrants that this Indenture and the Participation Agreement have been, and, in the case of the Owner Lessor, the other Operative Documents to which it is or is to become a party have been or will be, executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf.

     Section 6.4. No Segregation of Moneys; No Interest. All moneys and securities deposited with and held by the Indenture Trustee under this Indenture for the purpose of paying, or securing the payment of, the principal of or Make-Whole Amount or interest on the Lessor Notes shall be held in trust. Except as specifically provided herein or in the Facility Lease, any moneys received by the Indenture Trustee hereunder need not be segregated in any manner except to the extent required by Applicable Law and may be deposited under such general conditions as may be prescribed by Applicable Law, and neither the Owner Lessor nor the Indenture Trustee shall be liable for any interest thereon; provided, however, subject to Section 6.5 hereof, that any payments received or applied hereunder by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof to the extent known to the Indenture Trustee.

     Section 6.5. Reliance; Agents; Advice of Experts. The Indenture Trustee shall be authorized and protected and incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed to be genuine and believed to be signed by the proper party or parties. The Indenture Trustee may accept in good faith a certified copy of a resolution of the managing member (or equivalent body) of the Facility Lessee as conclusive evidence that such resolution has been duly adopted by such Board and that the same is in full force and effect. As to the amount of any payment to which any Noteholder is entitled pursuant to clause "Third" of Section 3.2 or clause "Fourth" of Section 3.3 hereof, and as to the amount of any payment to which any other Person is entitled pursuant to Section 3.5 or Section 3.7 hereof, the Indenture Trustee for all purposes hereof may rely on and shall be authorized and protected in acting or refraining from acting upon an Officer's Certificate of such

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Noteholder or other Person, as the case may be. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Indenture Trustee for all purposes hereof may rely on an Officer's Certificate of the Owner Lessor or the Facility Lessee or a Noteholder as to such fact or matter, and such certificate shall constitute full protection to the Indenture Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Indenture Trustee shall have the right to request instructions from the Owner Lessor or the Majority in Interest of Noteholders with respect to taking or refraining from taking any action in connection with the Lease Indenture or any other Operative Document to which it is a party, and shall be entitled to act or refrain from taking such action unless and until the Indenture Trustee shall have received written instructions from the Owner Lessor or the Majority in Interest of Noteholders, and the Indenture Trustee shall not incur liability by reason of so acting (except as provided in Section 6.1) or refraining from acting. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Indenture Estate (but subject to the priorities of payment set forth in Section 3 hereof), consult with independent skilled Persons to be selected and retained by it (other than Persons regularly in its employ) as to matters within their particular competence, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion, within such Person's area of competence, of any such Person, so long as the Indenture Trustee shall have exercised reasonable care in selecting such Person.

                                   SECTION 7.
                          SUCCESSOR INDENTURE TRUSTEES
                              AND SEPARATE TRUSTEES

     Section 7.1. Resignation or Removal of the Indenture Trustee; Appointment of Successor.

     (a) Resignation or Removal. Either of the Indenture Trustee or the Account Bank or any successor thereto may resign at any time with or without cause by giving at least thirty (30) days' prior written notice to the Owner Lessor, the Owner Participant, the Facility Lessee and each Noteholder, such resignation to be effective on the acceptance of appointment by the successor Indenture Trustee or Account Bank pursuant to the provisions of subsection (b) below. In addition, a Majority in Interest of Noteholders may at any time remove the Indenture Trustee or the Account Bank with or without cause by an instrument in writing delivered to the Owner Lessor, the Owner Participant, the Indenture Trustee and the Account Bank, and the

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Owner Lessor shall give prompt written notification thereof to each Noteholder and the Facility Lessee. Such removal will be effective on the acceptance of appointment by the successor Indenture Trustee or Account Bank pursuant to the provisions of subsection (b) below. In the case of the resignation or removal of the Indenture Trustee or Account Bank, a Majority in Interest of Noteholders may appoint a successor Indenture Trustee or Account Bank by an instrument signed by such holders. If a successor Indenture Trustee or Account Bank shall not have been appointed within thirty (30) days after such resignation or removal, the Indenture Trustee, Account Bank or any Noteholder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee or Account Bank to act until such time, if any, as a successor shall have been appointed by a Majority in Interest of Noteholders as above provided. The successor Indenture Trustee or Account Bank so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee or Account Bank appointed by a Majority in Interest of Noteholders as above provided.

     (b) Acceptance of Appointment. Any successor Indenture Trustee or Account Bank shall execute and deliver to the predecessor Indenture Trustee or Account Bank, the Owner Participant, the Owner Lessor and all Noteholders an instrument accepting such appointment and thereupon such successor Indenture Trustee or Account Bank, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee or Account Bank hereunder in the trusts hereunder applicable to it with like effect as if originally named the Indenture Trustee or Account Bank herein; but nevertheless, upon the written request of such successor Indenture Trustee or Account Bank or a Majority in Interest of Noteholders, such predecessor Indenture Trustee or Account Bank shall execute and deliver an instrument transferring to such successor Indenture Trustee or Account Bank, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee or Account Bank, and such predecessor Indenture Trustee or Account Bank shall duly assign, transfer deliver and pay over to such successor Indenture Trustee all moneys or other property then held by such predecessor Indenture Trustee or Account Bank hereunder. To the extent required by Applicable Law or upon request of the successor Indenture Trustee or Account Bank, the Owner Lessor shall execute any and all documents confirming the vesting of such estates, properties, rights and powers in the successor Indenture Trustee or Account Bank.

     (c) Qualifications. Any successor Indenture Trustee or Account Bank, however appointed, shall be a trust company or bank with trust powers (i) which
(A) has a combined capital and surplus of at least $150,000,000, or (B) is a direct or

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
indirect subsidiary of a corporation which has a combined capital and surplus of at least $150,000,000 provided such corporation guarantees the performance of the obligations of such trust company or bank as Indenture Trustee or Account Bank, or (C) is a member of a bank holding company group having a combined capital and surplus of at least $150,000,000 provided the parent of such bank holding company group or a member which itself has a combined capital and surplus of at least $150,000,000 guarantees the performance of the obligations of such trust company or bank, and (ii) is willing, able and legally qualified to perform the duties of Indenture Trustee or Account Bank hereunder upon reasonable or customary terms. No successor Indenture Trustee or Account Bank, however appointed, shall become such if such appointment would result in the violation of any Applicable Law or create a conflict or relationship involving a conflict of interest under the Trust Indenture Act of 1939, as amended.

     (d) Appointment of Account Bank. The Indenture Trustee and each Noteholder hereby irrevocably designate and appoint State Street Trust Bank and Trust Company of Connecticut, National Association as the Account Bank under this Indenture (the "Account Bank"). The Account Bank hereby agrees to act as "securities intermediary" (within the meaning of Section 8-102(a)(14) of the UCC) with respect to the Indenture Trustee's Account. The Owner Lessor hereby acknowledges that the Account Bank shall act as securities intermediary with respect to the Indenture Trustee's Account pursuant to this Indenture. The Account Bank shall not have duties or responsibilities except those expressly set forth in Sections 3.11 and 3.12 of this Indenture. The Indenture Trustee, at the written direction of a Majority in Interest of Noteholders, may remove and replace the Account Bank pursuant to the terms of Section 7.1(a) and direct such Account Bank according to the terms of this Indenture.

     (e) Merger, etc. Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of subsection (c) of this Section 7.1, be the Indenture Trustee under this Indenture without further act.

     Section 7.2.   Appointment of Additional and Separate Trustees.

     (a) Appointment. Whenever (i) the Indenture Trustee shall deem it necessary or prudent in order to conform to any law of any applicable jurisdiction or to make any claim or bring any suit with respect to or in connection with the Inden-

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
ture Estate, this Indenture, the Facility Lease, the Lessor Notes or any of the transactions contemplated by the Operative Documents, (ii) the Indenture Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Noteholders or (iii) a Majority in Interest of Noteholders deems it so necessary or prudent and shall have requested in writing the Indenture Trustee to do so, then in any such case the Indenture Trustee shall execute and deliver from time to time all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Indenture Trustee either to act as additional trustee or trustees of all or any part of the Indenture Estate, jointly with the Indenture Trustee, or to act as separate trustee or trustees of all or any part of the Indenture Estate, in any such case with such powers as may be provided in such instruments or agreements, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Indenture Trustee deemed necessary or advisable by the Indenture Trustee, subject to the remaining provisions of this Section 7.2. The Owner Lessor hereby consents to all actions taken by the Indenture Trustee under the provisions of this Section
7.2 and agrees, upon the Indenture Trustee's request, to join in and execute, acknowledge and deliver any or all such instruments or agreements; and the Owner Lessor hereby makes, constitutes and appoints the Indenture Trustee its agent and attorney-in-fact for it and in its name, place and stead to execute, acknowledge and deliver any such instrument or agreement in the event that the Owner Lessor shall not itself execute and deliver the same within fifteen (15) days after receipt by it of such request so to do; provided, however, that the Indenture Trustee shall exercise due care in selecting any additional or separate trustee if such additional or separate trustee shall not be a Person possessing trust powers under Applicable Law. If at any time the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law or take any such action or shall be advised by such counsel that it is no longer so necessary or prudent in the interest of the Noteholders or in the event that the Indenture Trustee shall have been requested to do so in writing by a Majority in Interest of Noteholders, the Indenture Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee. In such connection, the Indenture Trustee may act on behalf of the Owner Lessor to the same extent as is provided above. Notwithstanding anything contained to the contrary in this Section 7.2(a), to the extent the laws of any jurisdiction preclude the Indenture Trustee from taking any action hereunder either alone, jointly or through a separate trustee under the direction and control of the Indenture Trustee, the Owner Lessor, at the instruction of the Indenture Trustee, shall appoint a separate trustee for such jurisdiction, which separate trustee shall have full power and authority to take all action hereunder as to matters relating to such jurisdiction without the consent of the Indenture Trustee, but not subject to the same limitations in

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any exercise of his power and authority as those to which the Indenture
Trustee is subject.

     (b) The Indenture Trustee as Agent. Any additional trustee or separate trustee at any time by an instrument in writing may constitute the Indenture Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by Applicable Law, to do all acts and things and exercise all discretions which it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall become incapable of acting or cease to be such additional trustee or separate trustee, the property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, so far as permitted by Applicable Law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a new successor to such additional trustee or separate trustee, unless and until a successor is appointed in the manner hereinbefore provided.

     (c) Requests, etc. Any request, approval or consent in writing by the Indenture Trustee to any additional trustee or separate trustee shall be sufficient to warrant such additional trustee or separate trustee, as the case may be, to take the requested, approved or consented to action.

     (d) Subject to Indenture, etc. Each additional trustee and separate trustee appointed pursuant to this Section 7.2 shall be subject to, and shall have the benefit of Sections 3 through 9 hereof insofar as they apply to the Indenture Trustee. Notwithstanding any other provision of this Section 7.2, (i) the powers, duties, obligations and rights of any additional trustee or separate trustee appointed pursuant to this Section 7.2 shall not in any case exceed those of the Indenture Trustee hereunder, (ii) all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of moneys or the investment of moneys shall be exercised solely by the Indenture Trustee and (iii) no power hereby given to, or exercisable as provided herein by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Indenture Trustee.

                                   SECTION 8.
                  SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE
                               AND OTHER DOCUMENTS

     Section 8.1. Supplemental Indenture and Other Amendment With Consent; Conditions and Limitations. At any time and from time to time, subject to Sections

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8.2 and 8.3 hereof, but only upon the written direction of a Majority in
Interest of Noteholders and the written consent of the Owner Lessor, (a) the Indenture Trustee shall execute an amendment or supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Indenture as specified in such request, and (b) the Indenture Trustee, as the case may be, shall enter into or consent to such written amendment of or supplement to any Assigned Document as each other party thereto may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of or consent to the terms of any such agreement or document as may be specified in such request; provided, however, that without the consent of the Noteholders representing one hundred percent (100%) of the outstanding principal amount of the Lessor Notes, such percentage to be determined in the same manner as provided in the definition of the term "Majority in Interest of Noteholders," no such supplement to or amendment of this Indenture or any Assigned Document, or waiver or modification of or consent to the terms hereof or thereof, shall (i) modify the definition of the terms "Majority in Interest of Noteholders" or reduce the percentage of Noteholders required to take or approve any action hereunder, (ii) change the amount or the time of payment of any amount owing or payable under any Lessor Note or change the rate or manner of calculation of interest payable on any Lessor Note, (iii) alter or modify the provisions of Section 3 hereof with respect to the manner of payment or the order of priorities in which distributions thereunder shall be made as between the Noteholders and the Owner Lessor, (iv) reduce the amount (except to any amount as shall be sufficient to pay the aggregate principal of, Make-Whole Amount, if any, and interest on all outstanding Lessor Notes) or extend the time of payment of Periodic Rent or Termination Value except as expressly provided in Section 3.5 of the Facility Lease, or change any of the circumstances under which Periodic Rent or Termination Value is payable, (v) consent to any assignment of the Facility Lease if in connection therewith the Facility Lessee will be released from its obligation to pay Periodic Rent and Termination Value, except as expressly provided in Section 13 of the Participation Agreement, or release the Facility Lessee of its obligation to pay Periodic Rent or Termination Value or change the absolute and unconditional character of such obligations as set forth in
Section 9 of the Facility Lease; (vi) consent to any release of the Guarantor under Section 8.4 of the Calpine Guaranty or (vii) deprive the Indenture Trustee of the Lien on the Indenture Estate or permit the creation of any Lien on the Indenture Estate ranking equally or prior to the Lien of the Indenture Trustee, except for Permitted Liens.

     Section 8.2. Supplemental Indentures and other Amendments Without Consent. Without the consent of any Noteholders but subject to the provisions of Section 8.3, and only after notice thereof shall have been sent to the Noteholders and

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
with the consent of the Owner Lessor, the Indenture Trustee shall enter into any indenture or indentures supplemental hereto or execute any amendment, modification, supplement, waiver or consent with respect to any other Operative Document (a) to evidence the succession of another Person as a Lessor Manager or the appointment of a co-manager in accordance with the terms of the LLC Agreement, or to evidence the succession of a successor as the Indenture Trustee hereunder, the removal of the Indenture Trustee or the appointment of any separate or additional trustee or trustees, in each case if done pursuant to the provisions of Section 7 hereof and to define the rights, powers, duties and obligations conferred upon any such separate trustee or trustees or co-trustee or co-trustees, (b) to correct, confirm or amplify the description of any property at any time subject to the Lien of this Indenture or to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee, (c) to provide for any evidence of the creation and issuance of any Additional Lessor Notes pursuant to, and subject to the conditions of, Section
2.12 and to establish the form and the terms of such Additional Lessor Notes,
(d) to cure any ambiguity in, to correct or supplement any defective or inconsistent provision of, or to add to or modify any other provisions and agreements in, this Indenture or any other Operative Document in any manner that will not in the judgment of the Indenture Trustee materially adversely affect the interests of the Noteholders, (e) to grant or confer upon the Indenture Trustee for the benefit of the Noteholders any additional rights, remedies, powers, authority or security which may be lawfully granted or conferred and which are not contrary or inconsistent with this Indenture, (f) to add to the covenants or agreements to be observed by the Facility Lessee or the Owner Lessor and which are not contrary to this Indenture, to add Indenture Events of Defaults for the benefit of Noteholders or surrender any right or power of the Owner Lessor, provided it has consented thereto, (g) to effect the assumption of all or, to the extent otherwise provided hereunder, part of the Lessor Notes by the Facility Lessee, provided that the supplemental indenture will contain all of the covenants applicable to the Facility Lessee contained in the Facility Lease and the Participation Agreement for the benefit of the Indenture Trustees or the holders of such Lessor Notes, such that the Facility Lessee's obligations contained therein, if applicable in the event that the Facility Lease are terminated, will continue to be in full force and effect,
(h) to comply with requirements of the SEC, any applicable law, rules or regulations of any exchange or quotation system on which the Certificates are listed, or any regulatory body, (i) to modify, eliminate or add to the provisions of any Operative Documents to such extent as shall be necessary to qualify or continue the qualification of this Lease Indenture or the Pass Through Trust Agreements (including any supplements thereto) under the Trust Indenture Act, or similar federal statute enacted after the Closing Date, and to add to this Indenture such other provisions as may be expressly required or permitted by the Trust Indenture Act of 1939 (if such qualification is required), and (j) to effect

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
any indenture or indentures supplemental hereto or any amendment, modification, supplement, waiver or consent with respect to any other Operative Document, provided such supplemental indenture, amendment, modification, supplement, waiver or consent shall not reasonably be expected to materially and adversely affect the interest of the Noteholders; provided, however, that no such amendment, modification, supplement, waiver or consent contemplated by this
Section 8.2 shall, without the consent of the holder of each then outstanding Lessor Note, cause any of the events specified in clauses (i) through (v) of the first sentence of Section 8.1 hereof to occur; and provided, further, that no such amendment, modification, supplement, waiver or consent contemplated by this Section 8.2 shall, without the consent of the holder of a Majority in Interest of Noteholders, modify the provisions of Sections 5.1, 5.2, 5.6, 5.14, 5.31, 6, or 13.1 of the Participation Agreement or Section 19 of the Lease, or modify in any material respect the provisions of the Calpine Guaranty (other than, in each case, any amendment, modification, supplement, waiver or consent having no adverse affect on the interest of the Noteholders).

     Section 8.3. Conditions to Action by the Indenture Trustee. If in the opinion of the Indenture Trustee any document required to be executed pursuant to the terms of Section 8.1 or 8.2 or the election referred to in Section 9.13 hereof adversely affects any immunity or indemnity in favor of the Indenture Trustee under this Indenture or the Participation Agreement, or would materially increase its administrative duties or responsibilities hereunder or thereunder or may result in personal liability for it (unless it shall have been provided an indemnity satisfactory to the Indenture Trustee), the Indenture Trustee may in its discretion decline to execute such document or the election. With every such document and election, the Indenture Trustee shall be furnished with evidence that all necessary consents have been obtained and with an opinion of counsel that such document complies with the provisions of this Indenture, does not deprive the Indenture Trustee or the holders of the Lessor Notes of the benefits of the Lien hereby created on any property subject hereto or of the assignments contained herein (except as otherwise consented to in accordance with Section 8.1 hereof) and that all consents required by the terms hereof in connection with the execution of such document or the making of such election have been obtained. The Indenture Trustee shall be fully authorized and protected in relying on such opinion.

                                   SECTION 9.
                                 MISCELLANEOUS

     Section 9.1.   Surrender, Defeasance and Release.

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
     (a) Surrender and Cancellation of Indenture. This Indenture shall be surrendered and cancelled and the trusts created hereby shall terminate and this Indenture shall be of no further force or effect upon satisfaction of the conditions set forth in the proviso to the Granting Clause hereof. Upon any such surrender, cancellation, and termination, the Indenture Trustee shall pay all moneys or other properties or proceeds constituting part of the Indenture Estate (the distribution of which is not otherwise provided for herein) to the Owner Lessor, and the Indenture Trustee shall, upon request and at the cost and expense of the Owner Lessor, execute and deliver proper instruments acknowledging such cancellation and termination and evidencing the release of the security, rights and interests created hereby. If this Indenture is terminated pursuant to this Section 9.1(a), the Indenture Trustee shall promptly notify the Facility Lessee and the Owner Participant of such termination.

     (b)   Release.

          (i) Whenever a Component is replaced pursuant to the Facility Lease, such component shall automatically and without further act of any Person be released from the Lien of this Lease Indenture and the Indenture Trustee shall, upon the written request of the Owner Lessor or the Facility Lessee, execute and deliver to, and as directed in writing by, the Facility Lessee or the Owner Lessor an appropriate instrument (in due form for recording) releasing the replaced Component from the Lien of this Indenture.

          (ii) Whenever the Facility Lessee is entitled to acquire the Facility or have the Facility transferred to it pursuant to the express terms of the Facility Lease, the Indenture Trustee shall release the Indenture Estate from the Lien of this Indenture and execute and deliver to, or as directed in writing by, the Facility Lessee or the Owner Lessor an appropriate instrument (in due form for recording) releasing the Indenture Estate from the Lien of this Indenture; provided that all sums secured by this Indenture have been paid to the Persons entitled to such sums.

     Section 9.2. Conveyances Pursuant to the Site Lease. Sales, grants of leases or easements and conveyances of portions of the Facility Site, rights of way, easements or leasehold interest made by the Facility Lessee in accordance with Article VIII of the Facility Site Lease shall automatically, without further act of any Person, be released from this Lease Indenture.

     Section 9.3.   Appointment of the Indenture Trustee as Attorney; Further

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
Assurances. The Owner Lessor hereby constitutes the Indenture Trustee the true and lawful attorney of the Owner Lessor irrevocably with full power as long as the Lease Indenture is in effect (in the name of the Owner Lessor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Assigned Documents (except to the extent that such moneys and claims constitute Excepted Payments), to endorse any checks or other instruments or orders in connection therewith, to make all such demands and to give all such notices as are permitted by the terms of the Facility Lease to be made or given by the Owner Lessor upon the occurrence and continuance of a Lease Event of Default, to enforce compliance by the Facility Lessee with all terms and provisions of the Facility Lease (except as otherwise provided in Sections 4.3 and 5.6 hereof), and to file any claims or take any action or institute any proceedings which the Indenture Trustee may request in the premises.

     Section 9.4. Indenture for Benefit of Certain Persons Only. Nothing in this Indenture, whether express or implied, shall be construed to give to any Person other than the parties hereto, the Owner Participant, the Facility Lessee (with respect to Sections 4.12 and 8.1 hereof) and the Noteholders (and any successor or assign of any thereof) any legal or equitable right, remedy or claim under or in respect of this Indenture, and this Indenture shall be for the sole and exclusive benefit of the parties hereto, the Owner Participant, the Facility Lessee (as provided in Sections 4.12 and 8.1 hereof) and the Noteholders.

     Section 9.5. Notices; Furnishing Documents, etc. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) and (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other party:

     If to the Owner Lessor:

          Wells Fargo Bank Northwest, National Association
          MAC U1254-031

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
          79 South Main Street
          Salt Lake City, UT 84111
          Telephone: (801) 246-5630
          Facsimile: (801) 246-5053
          Attention:  Corporate Trust Services

     with a copy to the Owner Participant:

          Wells Fargo Bank Northwest, National Association
          MAC U1254-031
          79 South Main Street
          Salt Lake City, UT 84111
          Telephone: (801) 246-5630
          Facsimile: (801) 246-5053
          Attention:  Corporate Trust Services

          and

          Newcourt Capital USA Inc.
          1211 Avenue of the Americas - 22nd Floor
          New York, NY 10036
          Telephone: (212) 382-7255
          Facsimile: (212) 382-9033
          Attention:  Karen Scrowcroft, Esq.

     If to the Indenture Trustee:

          State Street Bank and Trust Company of Connecticut,
          National Association
          225 Asylum Street, Goodwin Square
          Hartford, CT 06103
          Telephone: (860) 244-1822
          Facsimile: (860) 244-1889
          Attention:  Corporate Trust Department

          with a copy to:

          State Street Bank and Trust Company of California,
          National Association
          633 West 5th Street, 12th Floor

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
          Los Angeles, CA 90071
          Telephone: (213) 362-7373
          Facsimile: (213) 362-7357
          Attention:  Corporate Trust Department

     If to the Facility Lessee:

          South Point Energy, LLC
          c/o Calpine Center Northbrook Office
          Attention:  Senior Counsel
          650 Dundee Road, Suite 350
          Northbrook, IL 60062
          Telephone: (847) 559-9800
          Facsimile: (847) 559-1805

          with a copy to:

          Calpine Corporation
          Attention:  General Counsel
          50 West San Fernando Street, 5th Floor
          San Jose, CA 95113

     Section 9.6. Severability. Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9.7. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wells Fargo Bank Northwest, National Association ("Wells Fargo"), not individually or personally but solely as trustee of the Owner Lessor under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by Wells Fargo, but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on Wells Fargo, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly

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waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wells Fargo, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Indenture.

     Section 9.8. Written Changes Only. Subject to Sections 8.1 and 8.2 hereof, no term or provision of this Indenture or any Lessor Note may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties hereto; and any waiver of the terms hereof or of any Lessor Note shall be effective only in the specific instance and for the specific purpose given.

     Section 9.9. Counterparts. This Indenture may be executed in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     Section 9.10. Successors and Permitted Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns and each Noteholder. Any request, notice, direction, consent, waiver or other instrument or action by any Noteholder shall bind the successor and assigns thereof.

     Section 9.11. Headings and Table of Contents. The headings of the sections of this Indenture and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 9.12. Governing Law. Except for those provisions relating to the creation, perfection, enforcement, interpretation and foreclosure of the deed of trust lien and security agreement covering the real property described on Exhibit A hereto (the "Real Property") and fixtures thereon, the appointment and actions of a receiver and related provisions regarding enforcement of liens and security agreements relating to the Real Property and fixtures thereon, which provisions of this Indenture shall be governed by, enforced in accordance with and interpreted according to Arizona law (excluding its choice of law provisions), and except to the extent that the laws of the United States of America (hereinafter "Federal Law") require the application of Federal Law (in which limited case(s) Federal Law shall apply to those issues or matters as to which Federal Law is required to apply), this Indenture and the Lessor Notes shall be in all other respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and

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
performance (without giving effect to the conflicts of laws provisions thereof, other than New York General Obligation Law Section 5-1401), except to the extent mandatory choice of law rules require the application of laws of another jurisdiction. Regardless of any provision in any other agreement, for purposes of the Uniform Commercial Code (as in effect from time to time in any jurisdiction including the State of New York), the "Securities Intermediary's Jurisdiction" of the Account Bank with respect to the Indenture Trustee's Account is the State of New York.

     Section 9.13. Reorganization Proceedings with Respect to the Lessor Estate. If (a) the Lessor Estate becomes a debtor subject to the reorganization provisions of Title 11 of the United States Code, or any successor provisions,
(b) pursuant to such reorganization provisions the Owner Participant is required by reason of the Owner Participant's being held to have recourse liability that it would not otherwise have had under Section 2.5 hereof to the debtor or the trustee of the debtor, directly or indirectly, to make payment on account of any amount payable as principal or interest on the Lessor Notes and
(c) any Noteholder or the Indenture Trustee actually receives any Excess Amount (as hereinafter defined) which reflects any payment by the Owner Participant on account of clause (b) above, then such Noteholder or the Indenture Trustee, as the case may be, shall promptly refund such Excess Amount, without interest, to the Owner Participant after receipt by such Noteholder or the Indenture Trustee, as the case may be, of a written request for such refund by the Owner Participant (which request shall specify the amount of such Excess Amount and shall set forth in detail the calculation thereof). For purposes of this
Section 9.13, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by such holder and the Indenture Trustee in respect of such principal or interest if the Owner Participant had not become subject to the recourse liability referred to in clause (b) above. Nothing contained in this Section 9.13 shall prevent the Indenture Trustee or any Noteholder from enforcing any personal recourse obligations (and retaining the proceeds thereof) of the Owner Participant under the Participation Agreement.

     The Noteholders and the Indenture Trustee agree that should the Lessor Estate become a debtor subject to the reorganization provisions of the Bankruptcy Code, they shall upon the request of the Owner Participant, and provided that the making of the election hereinafter referred to is permitted to be made by them under Applicable Law and will not have any adverse impact on any Noteholder, the Indenture Trustee or the Indenture Estate other than as contemplated by the preceding paragraph, make the election referred to in
Section 1111(b)(1)(A)(i) of Title 11 of the Bankruptcy Code or any successor provision if, in the absence of such election, the Noteholders would have recourse against the Owner Participant for the payment of the indebtedness

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represented by the Lessor Notes in circumstance in which such Noteholders would not have recourse under this Indenture if the Lessor Estate had not become a debtor under the Bankruptcy Code.

     Section 9.14. Withholding Taxes: Information Reporting. The Indenture Trustee shall exclude and withhold from each distribution of principal, Make-Whole Amount, if any, and interest and other amounts due hereunder or under the Lessor Notes any and all withholding taxes applicable thereto as required by law. The Indenture Trustee agrees (i) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Lessor Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Noteholders and to pay to the Noteholders from amounts received by Paying Agent pursuant hereto such additional amounts so that the net amount actually received by the Noteholders, after reduction for such withheld amounts, shall be equal to the full amount of principal, Make-Whole Amount, interest and other amounts otherwise due and payable hereunder; provided, however, that, notwithstanding the foregoing, the Paying Agent shall be required to pay such additional amounts only if and to the extent that (a) the Facility Lessee is required to indemnify the Noteholders for such amounts under Section 9 of the Participation Agreement and (b) the Facility Lessee has not paid such amounts within three (3) days after notice of nonpayment, (ii) that it will file any necessary withholding tax returns or statements when due, and (iii) that, as promptly as possible after the payment thereof, it will deliver to each Noteholder appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Noteholders may reasonably request from time to time. The Indenture Trustee agrees to file any other information as it may be required to file under United States law.

     Any Noteholder which is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date such Noteholder becomes a Noteholder, (a) so notify the Indenture Trustee, (b) (i) provide the Indenture Trustee with Internal Revenue Service form W-8 BEN, W-8 ECI or W-9, as appropriate, or (ii) notify the Indenture Trustee that it is not entitled to an exemption from United States withholding tax or a reduction in the rate thereof on payments of interest. Any such Noteholder agrees by its acceptance of a Lessor Note, on an ongoing basis, to provide like certification for each taxable year and to notify the Indenture Trustee should subsequent circumstances arise affecting the information provided the Indenture Trustee in clauses (a) and (b) above. The Indenture Trustee shall be fully protected in relying upon, and each Noteholder by its acceptance of a Lessor Note hereunder

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
agrees to indemnify and hold the Indenture Trustee harmless against all claims or liability of any kind arising in connection with or related to the Indenture Trustee's reliance upon any such documents, forms or information provided by such Noteholder to the Indenture Trustee. In addition, if the Indenture Trustee has not withheld taxes on any payment made to any Noteholder, and the Indenture Trustee is subsequently required to remit to any taxing authority any such amount not withheld, such Noteholder shall return such amount to the Indenture Trustee upon written demand by the Indenture Trustee. The Indenture Trustee shall be liable only for direct (but not consequential) damages to any Noteholder due to the Indenture Trustee's violation of the Code and only to the extent such liability is caused by the Indenture Trustee's violation of the Code and only to the extent such liability is caused by the Indenture Trustee's failure to act in accordance with its standard of care under this Lease Indenture.

     Section 9.15. Fixture Financing Statement. This Indenture also is intended to serve as a fixture filing financing statement and as a financing statement with respect to goods or items, or other personal property that is or will be attached to the Real Property, as permitted under the Arizona Uniform Commercial Code and the Owner Lessor hereby authorizes this Indenture to so serve and to be filed and/or recorded as such. In addition, a photographic, electronic or other copy of this Indenture and/or any financing statement related hereto shall be sufficient for filing and/or recording as a financing statement. In connection therewith, the following information is provided:

     (a)   Name and address of Debtor:

           South Point OL-4, LLC
           c/o Wells Fargo Bank Northwest, National Association
           MAC U1254-031
           79 South Main Street
           Salt Lake City, UT 84111
           Telephone: (801) 246-5630
           Facsimile: (801) 246-5053
           Attention:  Corporate Trust Services

     (b) Name and Address of Secured Party (from which information concerning the security interest may be obtained):
           State Street Bank and Trust Company of Connecticut,
           National Association,
           as Indenture Trustee

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
           225 Asylum Street, Goodwin Square
           Hartford, CT 06103
           Telephone: (860) 244-1822
           Facsimile:  (860) 244-1889
           Attention:  Corporate Trust Department

     (c) The personal property covered by the security interest granted hereunder includes goods which are or are to become fixtures upon the real property described in Exhibit A hereto.

     (d) Recording: This Indenture is to be recorded and/or filed in the official real estate or other records of the County of Mohave, State of Arizona, and in the records of the Bureau of Indian Affairs in Albuquerque, New Mexico.

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     (e)   Type of Filing: This is a commercial filing and NOT a consumer filing under the UCC as enacted and in effect in the State of Arizona.

              (Remainder of Page Intentionally Left Blank)

     IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed on the day and year first above written.


                    SOUTH POINT OL-4, LLC, as Owner Lessor/Trustor

                    By: Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as the Lessor Manager

                    By: ________________________________________________________
                          Name:
                          Title:

                    STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, as Indenture Trustee and Account Bank

                    By: ________________________________________________________
                          Name:
                          Title:

STATE OF NEW YORK    )
                     )    SS.:
COUNTY OF NEW YORK   )

     The foregoing instrument was acknowledged before me this ___ day of October 2001, by _________________________, the _______________________of Wells
Fargo Bank Northwest, National Association, not in its individual capacity but solely as the Lessor Manager of South Point OL-4, LLC, a Delaware limited liability company, as the Owner Lessor/Trustor (the "Owner Lessor"), to be the free act and deed on behalf of the national banking association as the Lessor Manager of the Owner Lessor under the LLC Agreement dated as of __________, 2001.

                                 Notary Public

My Commission Expires

STATE OF NEW YORK    )
                     )    SS.:
COUNTY OF NEW YORK   )

     The foregoing instrument was acknowledged before me this the ___ day of October 2001, by _________________________, the _______________________of State
Street Bank and Trust Company of Connecticut, National Association, a national banking association, to be the free act and deed on behalf of the corporation.

                                 Notary Public

My Commission Expires

                                                                      EXHIBIT A
                                                             to Lease Indenture

                          DESCRIPTION OF FACILITY SITE

The East half (E1/2) of Section 8, Township 17 North, Range 21 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona.

Reserving therefrom, all mineral rights on, under or within said land, as reserved by the Fort Mojave Indian Tribe.

                                                                      EXHIBIT B
                                                             to Lease Indenture

                 FORM OF SOUTH POINT LESSOR NOTE SERIES [A][B]

                             SOUTH POINT OL-4, LLC
                NONRECOURSE PROMISSORY NOTE (SOUTH POINT) DUE IN
                     A SERIES OF INSTALLMENTS OF PRINCIPAL
                            WITH FINAL PAYMENT DATE
                            OF MAY 30, [2012][2019]

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
               SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED,
               SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT

                                                 Issued at: New York, New York
                                                  Issue Date: October __, 2001

$[             ]

     SOUTH POINT OL-4, LLC, a Delaware limited liability company (herein called the "Owner Lessor", which term includes any successor person under the Collateral Trust Indenture hereinafter referred to), hereby promises to pay to State Street Bank and Trust Company of Connecticut, National Association, in its capacity as pass through trustee of [the South Point, Broad River and RockGen Series A Trust] [the South Point, Broad River and RockGen Series B Trust], (the "Pass Through Trustee") or its registered assigns, the principal sum of $[_____], which is due and payable in a series of installments of principal with a final payment date of May 30, [2012][2019], as provided below, together with interest at the rate of [___]% per annum on the principal remaining unpaid from time to time from and including the Issue Date until paid in full. Interest on the outstanding principal amount under this Note shall be due and payable in arrears semiannually at the rate specified above, commencing on May 30, 2002, and on each May 30 and November 30 thereafter until the principal of this Note is paid in full or made available for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of this Note shall be due and payable in installments on each of the dates set forth on Schedule I hereto. The installment of principal payable on any such date shall be in an aggregate amount equal to the product of the Principal Portion set forth on Schedule I multiplied by the percentage set forth on Schedule I under the column

                                     B-1-1
headed "Percentage of Principal Amount Payable" for such date unless the Principal Portion has been prepaid; provided, that the final installment of principal shall be equal to the then unpaid principal balance of this Note.

     Capitalized terms used in this Note that are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture of Trust, Mortgage and Security Agreement dated as of October 18, 2001 (the "Collateral Trust Indenture"), between the Owner Lessor and State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "Indenture Trustee").

     Interest (computed on the basis of a 360-day year of twelve 30-day months) on any overdue principal and premium, if any, and (to the extent permitted by Applicable Law) any overdue interest shall be paid, on demand, from the due date thereof at the Overdue Rate for the period during which any such principal, premium or interest shall be overdue.

     In the event any date on which a payment is due under this Note is not a Business Day, then payment thereof shall be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due.

     Except as otherwise specifically provided in the Collateral Trust Indenture and in the Participation Agreement, all payments of principal, premium, if any, and interest on this Note, and all payments of any other amounts due hereunder or under the Collateral Trust Indenture shall be made only from the Indenture Estate, and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3 of the Collateral Trust Indenture. The holder hereof, by its acceptance of this Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof, as herein provided, and that, none of the Owner Participant, the Owner Lessor or the Indenture Trustee is or shall be personally liable to the holder hereof for any amounts payable under this Note or under the Collateral Trust Indenture, or, except as expressly provided in the Collateral Trust Indenture or, in the case of the Owner Participant and the Owner Lessor, the Participation Agreement for any performance to be rendered under the Collateral Trust Indenture or any Assigned Document or for any liability under the Collateral Trust Indenture or any Assigned Document.

     The principal of and premium, if any, and interest on this Note shall be paid by the Indenture Trustee, without any presentment or surrender of this Note, except that, in

                                     B-1-2
the case of the final payment in respect of this Note, this Note shall be surrendered to the Indenture Trustee, by mailing a check for the amount then due and payable, in New York Clearing House funds, to the Noteholder, at the last address of the Noteholder appearing on the Note Register, or by whichever of the following methods specified by notice from the Noteholder to the Indenture Trustee: (a) by crediting the amount to be distributed to the Noteholder to an account maintained by the Noteholder with the Indenture Trustee, (b) by making such payment to the Noteholder in immediately available funds at the Indenture Trustee Office, or (c) by transferring such amount in immediately available funds for the account of the Noteholder to the banking institution having bank wire transfer facilities as shall be specified by the Noteholder, such transfer to be subject to telephonic confirmation of payment. All payments due with respect to this Note shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be distributed by the Indenture Trustee are actually received by the Indenture Trustee if such amounts are received by 12:00 noon, New York City time, on a Business Day or (ii) on the next succeeding Business Day if received after such time or if received on any day other than a Business Day. Prior to due presentment for registration of transfer of this Note, the Owner Lessor and the Indenture Trustee may deem and treat the Person in whose name this Note is registered on the Note Register as the absolute owner and holder of this Note for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Owner Lessor nor the Indenture Trustee shall be affected by any notice to the contrary. All payments made on this Note in accordance with the provisions of this paragraph shall be valid and effective to satisfy and discharge the liability on this Note to the extent of the sums so paid and neither the Indenture Trustee nor the Owner Lessor shall have any liability in respect of such payment.

     The holder hereof, by its acceptance of this Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in
Section 2.7 of the Collateral Trust Indenture, which provides that each payment on the Note shall be applied as follows: first, to the payment of accrued interest (including interest on overdue principal and the Make Whole Amount, if any, and, to the extent permitted by Applicable Law, overdue interest) on this Note to the date of such payment; second, to the payment of the principal amount of, and the Make Whole Amount, if any, on this Note then due (including any overdue installments of principal) thereunder; and third, to the extent permitted by Section 2.10 of the Collateral Trust Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and the Make Whole Amount, if any, on this Note.

     This Note is the Note referred to in the Collateral Trust Indenture as the "Lessor Note". The Collateral Trust Indenture permits the issuance of additional notes ("Additional Lessor Notes"), as provided in Section 2.12 of the Collateral Trust

                                     B-1-3

Indenture, and the several Notes may be for varying principal amounts and may have different maturity dates (not later than the final maturity date of the applicable series of the Initial Lessor Notes), interest rates, redemption provisions and other terms. The properties of the Owner Lessor included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Collateral Trust Indenture as security for the payment of the principal of and premium, if any, and interest on this Note and all other Notes issued and outstanding from time to time under the Collateral Trust Indenture.

     Reference is hereby made to the Collateral Trust Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Note and of the rights of, and the nature and extent of the security for, the holders of the other Notes and of certain rights of the Owner Lessor and the Owner Participant, as well as for a statement of the terms and conditions of the trust created by the Collateral Trust Indenture, to all of which terms and conditions the holder hereof agrees by its acceptance of this Note.

     This Note is subject to redemption, in whole but not in part as provided in the Collateral Trust Indenture, as follows: (x) in the case of redemptions under the circumstances set forth in Section 2.10(a) of the Collateral Trust Indenture, at a price equal to the principal amount of this Note being redeemed together with accrued interest on such principal amount to the Redemption Date, and (y) in the case of redemptions under the circumstances set forth in Sections 2.10(d) of the Collateral Trust Indenture, at a price equal to the principal amount of this Note then outstanding together with accrued interest on such principal amount to the Redemption Date, plus the Make-Whole Amount, if any; provided, however, that no such redemption shall be made until notice thereof is given by the Indenture Trustee to the holder hereof as provided in the Collateral Trust Indenture.

     In case either (i) a Regulatory Event of Loss under the Facility Lease shall occur or (ii) the Facility Lease shall have been terminated pursuant to
Section 13.1 or 13.2 thereof where the Facility Lessee purchases the Undivided Interest from the Owner Lessor, the obligations of the Owner Lessor under this Note may, subject to the conditions set forth in Section 2.10(b) of the Collateral Trust Indenture, be assumed in whole (but not in part) by the Facility Lessee in which case the Owner Lessor shall be released and discharged from all such obligations. In connection with such an assumption, the holder of this Note may be required to exchange this Note for a new Note evidencing such assumption.

     In case a Collateral Trust Indenture Event of Default shall occur and be

                                     B-1-4
continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest thereon may, subject to certain rights of the Owner Lessor and the Owner Participant contained or referred to in the Collateral Trust Indenture, be declared or may become due and payable in the manner and with the effect provided in the Collateral Trust Indenture.

     There shall be maintained at the Indenture Trustee Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Collateral Trust Indenture. The transfer of this Note is registrable, as provided in the Collateral Trust Indenture, upon surrender of this Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered holder hereof, together with the amount of any applicable transfer taxes.

     It is expressly understood and agreed by the holder of this Note that (a) this Note is executed and delivered by Wells Fargo Bank Northwest, National Association, not individually or personally but solely as the lessor manager (the "Lessor Manager"), of the Owner Lessor, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the undertakings and agreements in this Note made on the part of the Owner Lessor is made and intended not as personal undertakings and agreements by the Lessor Manager but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing contained in this Note shall be construed as creating any liability on the Lessor Manager individually or personally, to perform any covenant either expressed or implied contained in this Note, all such liability, if any, being expressly waived by the holder of this Note or by any Person claiming by, through or under such holder, and (d) under no circumstances shall the Lessor Manager, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Note.

     This Note shall be governed by the laws of the State of New York.

                                     B-1-5

     IN WITNESS WHEREOF, the Owner Lessor has caused this Note to be duly executed as of the date hereof.

                                    SOUTH POINT OL-4, LLC
                                    a Delaware limited liability company,

                                    By:   Wells Fargo Bank Northwest, National
                                          Association, not in its individual
                                          capacity but solely as the Lessor
                                          Manager

                                    By: ________________________________________
                                          Name:
                                          Title:

     This is the Lessor Note referred to in the within-mentioned Collateral Trust Indenture duly executed as of the date hereof.

                                       STATE STREET BANK AND TRUST
                                       COMPANY OF CONNECTICUT,
                                       NATIONAL ASSOCIATION,
                                       not in its individual capacity, but
                                       solely as the Indenture Trustee

                                       _________________________________________
                                       Name:
                                       Title:

                            FORM OF TRANSFER NOTICE

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s) assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

___________________________

________________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)

________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

Date: ________________   ____________________________________________
                         (Signature of Transferor)

                         NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

                                   SCHEDULE I

                                    TO NOTE

                       Schedule Of Principal Amortization

                             Series A Lessor Notes.

                         Principal Portion: $43,000,000

                                                                    Percentage of Principal
                                                                    -----------------------
Regular Distribution Date                                                    Amount Payable
-------------------------                                                    --------------
May 30, 2002....................................................               22.79069767%
November 30, 2002...............................................               15.40697674%
May 30, 2003....................................................                9.36046512%
November 30, 2003...............................................                9.76744186%
May 30, 2004....................................................                9.06976744%
November 30, 2004...............................................                0.00000000%
May 30, 2005....................................................                0.00000000%
November 30, 2005...............................................                0.00000000%
May 30, 2006....................................................                0.00000000%
November 30, 2006...............................................                0.00000000%
May 30, 2007....................................................                0.00000000%
November 30, 2007...............................................                0.00000000%
May 30, 2008....................................................                0.00000000%
November 30, 2008...............................................                0.00000000%
May 30, 2009....................................................                0.00000000%
November 30, 2009...............................................                0.00000000%
May 30, 2010....................................................                0.00000000%
November 30, 2010...............................................                0.00000000%
May 30, 2011....................................................                0.00000000%
November 30, 2011...............................................               33.60465117%
                                                                               ------------

Total...........................................................              100.00000000%
                                                                              =============

                             Series B Lessor Notes.

                        PRINCIPAL PORTION:  $12,125,000

                                                                  Percentage of Initial
                                                                  ---------------------
Regular Distribution Date                                              Principal Amount
-------------------------                                              ----------------
May 30, 2002....................................................            0.00000000%
November 30, 2002...............................................            0.00000000%
May 30, 2003....................................................            0.00000000%
November 30, 2003...............................................            0.00000000%
May 30, 2004....................................................            0.00000000%
November 30, 2004...............................................            0.00000000%
May 30, 2005....................................................            0.00000000%
November 30, 2005...............................................            0.00000000%
May 30, 2006....................................................            0.00000000%
November 30, 2006...............................................            0.00000000%
May 30, 2007....................................................            0.00000000%
November 30, 2007...............................................            0.00000000%
May 30, 2008....................................................            0.00000000%
November 30, 2008...............................................            0.00000000%
May 30, 2009....................................................            0.00000000%
November 30, 2009...............................................            0.00000000%
May 30, 2010....................................................            0.00000000%
November 30, 2010...............................................            0.00000000%
May 30, 2011....................................................            0.00000000%
November 30, 2011...............................................            0.00000000%
May 30, 2012....................................................            0.00000000%
November 30, 2012...............................................            0.00000000%
May 30, 2013....................................................            0.00000000%
November 30, 2013...............................................            0.00000000%
May 30, 2014....................................................            0.00000000%
November 30, 2014...............................................            0.00000000%
May 30, 2015....................................................            0.00000000%
November 30, 2015...............................................            0.00000000%
May 30, 2016....................................................            0.00000000%
November 30, 2016...............................................            0.00000000%
May 30, 2017....................................................            0.00000000%
November 30, 2017...............................................            0.00000000%
May 30, 2018....................................................            0.00000000%
November 30, 2018...............................................            0.00000000%
May 30, 2019....................................................          100.00000000%
                                                                          -------------
Total...........................................................          100.00000000%
                                                                          =============

                                     B-1-10

                                                                      EXHIBIT C
                                                             to Lease Indenture

                     FORM OF CERTIFICATE OF AUTHENTICATION

     This is one of the Lessor Notes referred to in the within-mentioned Lease Indenture.

                                        _______________________________________,
                                        not in its individual capacity but
                                        solely as the Indenture Trustee

                                        By: ____________________________________
                                            Name:
                                            Title:

                                                                      EXHIBIT D
                                                             to Lease Indenture

                          DESCRIPTION OF THE FACILITY

     That certain approximately 530 megawatt net nameplate capacity gas-fired combined cycle electric generating facility (known also as the "South Point Facility") together with all structures or improvements, all alterations thereto or replacements thereof, and all other fixtures, attachments, appliances, equipment, machinery and other articles (including, but not limited to, the property set forth below (the "Included Property")), in each case located on the land, or on the easements appurtenant to the land, consisting of 320 acres of land leased from the Fort Mojave Indian Tribe near Mojave Valley, Arizona approximately 15 miles south of Bullhead City, Arizona and 5 miles east of Needles, California, described more particularly on Exhibit A.

     Included Property

     1. Two Combustion Turbines & Generators - Siemens Westinghouse Turbines (Serial Nos. 37A8063, 37A8065), Generators (Serial Nos. 94P3215, 94P0060).

     2. Two Heat Recovery Steam Generators - Vogt-Nem Boiler (Serial Nos. 17382 1A-1D and 17382 2A-2D).

     3. One Steam Turbine & Generator- Siemens Westinghouse Steam Turbine (Serial No. 24A3191 ) / Generator (Serial Nos. 1S94P0086 ).

     4.   One Condenser - Alstrom Condenser (Order No. 99-5080).

     5. Water Treatment Facility - Reverse Osmosis, Brine Concentrator, Mixed Bed Exchangers, Multi-media Filters and associated tanks.

     6.   Eleven cell Marley Cooling Tower- including Circulating Water Pumps.

     7. Three Generator Step Up Transformers, all electrical switchyard equipment and other interconnection equipment associated with the South Point Facility.

                                                                     SCHEDULE I
                                                             to Lease Indenture

                              SERIES A LESSOR NOTE

Initial Aggregate Principal Amount:         $43,000,000
Final Maturity Date:                        May 30, 2012
Interest Rate:                              8.400%
Amortization Schedule:

                                                                      Percentage of Principal
                                                                      -----------------------
Regular Distribution Date                                                      Amount Payable
-------------------------                                                      --------------
May 30, 2002....................................................                 22.79069767%
November 30, 2002...............................................                 15.40697674%
May 30, 2003....................................................                  9.36046512%
November 30, 2003...............................................                  9.76744186%
May 30, 2004....................................................                  9.06976744%
November 30, 2004...............................................                  0.00000000%
May 30, 2005....................................................                  0.00000000%
November 30, 2005...............................................                  0.00000000%
May 30, 2006....................................................                  0.00000000%
November 30, 2006...............................................                  0.00000000%
May 30, 2007....................................................                  0.00000000%
November 30, 2007...............................................                  0.00000000%
May 30, 2008....................................................                  0.00000000%
November 30, 2008...............................................                  0.00000000%
May 30, 2009....................................................                  0.00000000%
November 30, 2009...............................................                  0.00000000%
May 30, 2010....................................................                  0.00000000%
November 30, 2010...............................................                  0.00000000%
May 30, 2011....................................................                  0.00000000%
November 30, 2011...............................................                 33.60465117%
                                                                                -------------

Total...........................................................                100.00000000%
                                                                                =============

                                  SCHEDULE 1-1

                             SERIES B LESSOR NOTE

Initial Aggregate Principal Amount:         $12,125,000
Final Maturity Date:                        May 30, 2019
Interest Rate:                              9.825%
Amortization Schedule:

                                                                      Percentage of Initial
                                                                      ---------------------
Regular Distribution Date                                                  Principal Amount
-------------------------                                                  ----------------
May 30, 2002....................................................                 0.00000000%
November 30, 2002...............................................                 0.00000000%
May 30, 2003....................................................                 0.00000000%
November 30, 2003...............................................                 0.00000000%
May 30, 2004....................................................                 0.00000000%
November 30, 2004...............................................                 0.00000000%
May 30, 2005....................................................                 0.00000000%
November 30, 2005...............................................                 0.00000000%
May 30, 2006....................................................                 0.00000000%
November 30, 2006...............................................                 0.00000000%
May 30, 2007....................................................                 0.00000000%
November 30, 2007...............................................                 0.00000000%
May 30, 2008....................................................                 0.00000000%
November 30, 2008...............................................                 0.00000000%
May 30, 2009....................................................                 0.00000000%
November 30, 2009...............................................                 0.00000000%
May 30, 2010....................................................                 0.00000000%
November 30, 2010...............................................                 0.00000000%
May 30, 2011....................................................                 0.00000000%
November 30, 2011...............................................                 0.00000000%
May 30, 2012....................................................                 0.00000000%
November 30, 2012...............................................                 0.00000000%
May 30, 2013....................................................                 0.00000000%
November 30, 2013...............................................                 0.00000000%
May 30, 2014....................................................                 0.00000000%
November 30, 2014...............................................                 0.00000000%
May 30, 2015....................................................                 0.00000000%
November 30, 2015...............................................                 0.00000000%
May 30, 2016....................................................                 0.00000000%
November 30, 2016...............................................                 0.00000000%
May 30, 2017....................................................                 0.00000000%
November 30, 2017...............................................                 0.00000000%
May 30, 2018....................................................                 0.00000000%
November 30, 2018...............................................                 0.00000000%
May 30, 2019....................................................               100.00000000%
                                                                               -------------

Total...........................................................               100.00000000%
                                                                               =============

                                  SCHEDULE 1-2